Lincoln Life & Annuity Company of New York

Financial Statements

December 31, 2020 and 2019

Report of Independent Auditors

To the Stockholder and the Board of Directors of Lincoln Life & Annuity Company of New York

We have audited the accompanying financial statements of Lincoln Life & Annuity Company of New York, which comprise the balance sheets as of December 31, 2020 and 2019, and the related statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Philadelphia, Pennsylvania

April 1, 2021

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

BALANCE SHEETS

(in millions, except share data)

	As of December 31,
	2020	2019
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2020 – $7,266; 2019 – $7,147; allowance for credit losses: 2020 – $0; 2019 – $0)	$8,848	$8,033
Equity securities	1	2
Mortgage loans on real estate, net of allowance for credit losses	943	916
Policy loans	231	245
Derivative investments	9	11
Other investments	19	20
Total investments	10,051	9,227
Cash and invested cash	103	82
Deferred acquisition costs and value of business acquired	347	453
Premiums and fees receivable	11	10
Accrued investment income	92	92
Reinsurance recoverables, net of allowance for credit losses	527	536
Reinsurance related embedded derivatives	18	15
Goodwill	26	26
Other assets	1,716	1,677
Separate account assets	7,734	7,095
Total assets	$20,625	$19,213

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Future contract benefits	$1,897	$1,757
Other contract holder funds	5,482	5,485
Funds withheld reinsurance liabilities	1,593	1,546
Income taxes payable	477	359
Other liabilities	103	83
Separate account liabilities	7,734	7,095
Total liabilities	17,286	16,325

Contingencies and Commitments (See Note 10)

Stockholder’s Equity
Common stock – 132,000 shares authorized, issued and outstanding	941	941
Retained earnings	1,408	1,468
Accumulated other comprehensive income (loss)	990	479
Total stockholder’s equity	3,339	2,888
Total liabilities and stockholder’s equity	$20,625	$19,213

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Insurance premiums	$153	$167	$152
Fee income	326	337	343
Net investment income	381	399	391
Realized gain (loss)	40	29	(19)
Other revenues	-	1	-
Total revenues	900	933	867
Expenses
Interest credited	198	198	197
Benefits	403	405	364
Commissions and other expenses	229	78	233
Total expenses	830	681	794
Income (loss) before taxes	70	252	73
Federal income tax expense (benefit)	10	47	2
Net income (loss)	60	205	71
Other comprehensive income (loss), net of tax:
Unrealized investment gains (losses)	511	459	(360)
Total other comprehensive income (loss), net of tax	511	459	(360)
Comprehensive income (loss)	$571	$664	$(289)

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF STOCKHOLDER’S EQUITY

(in millions)

	For the Years Ended December 31,
	2020	2019	2018

Common Stock
Balance as of beginning-of-year	$941	$941	$941
Balance as of end-of-year	941	941	941

Retained Earnings
Balance as of beginning-of-year	1,468	1,349	1,459
Cumulative effect from adoption of new accounting standards	(18)	-	(62)
Net income (loss)	60	205	71
Dividends paid to The Lincoln National Life Insurance Company	(102)	(86)	(119)
Balance as of end-of-year	1,408	1,468	1,349
Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	479	20	318
Cumulative effect from adoption of new accounting standards	-	-	62
Other comprehensive income (loss), net of tax	511	459	(360)
Balance as of end-of-year	990	479	20
Total stockholder’s equity as of end-of-year	$3,339	$2,888	$2,310

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2020	2019	2018
Cash Flows from Operating Activities
Net income (loss)	$60	$205	$71
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Realized (gain) loss	(40)	(29)	19
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads deferrals and interest, net of amortization	92	(96)	76
Premiums and fees receivable	(1)	(4)	-
Accrued investment income	-	2	12
Insurance liabilities and reinsurance-related balances	(47)	(137)	(157)
Accrued expenses	8	(4)	(14)
Federal income tax accruals	(21)	40	(25)
Other	29	12	12
Net cash provided by (used in) operating activities	80	(11)	(6)

Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(646)	(723)	(713)
Sales of available-for-sale securities and equity securities	204	266	200
Maturities of available-for-sale securities	289	510	467
Issuance of mortgage loans on real estate	(96)	(194)	(133)
Repayment and maturities of mortgage loans on real estate	61	96	80
Issuance and repayment of policy loans, net	14	16	22
Net change in collateral on derivatives and related settlements	82	46	(1)
Other	(1)	-	-
Net cash provided by (used in) investing activities	(93)	17	(78)

Cash Flows from Financing Activities
Issuance (payment) of short-term debt	(26)	(24)	49
Deposits of fixed account values, including the fixed portion of variable	491	587	593
Withdrawals of fixed account values, including the fixed portion of variable	(361)	(345)	(332)
Transfers to and from separate accounts, net	34	(84)	(139)
Common stock issued for benefit plans	(2)	(3)	(2)
Dividends paid to The Lincoln National Life Insurance Company	(102)	(86)	(119)
Net cash provided by (used in) financing activities	34	45	50

Net increase (decrease) in cash, invested cash and restricted cash	21	51	(34)
Cash, invested cash and restricted cash as of beginning-of-year	82	31	65
Cash, invested cash and restricted cash as of end-of-year	$103	$82	$31

See accompanying Notes to Financial Statements

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

Lincoln Life & Annuity Company of New York (“LLANY” or the “Company”, which also may be referred to as “we,” “our” or “us”), a wholly-owned subsidiary of The Lincoln National Life Insurance Company (“LNL”), a wholly-owned subsidiary of Lincoln National Corporation (“LNC” or the “Ultimate Parent”), is domiciled in the state of New York.  LLANY is principally engaged in the sale of wealth protection, accumulation, retirement income and group protection products and solutions.  These products are marketed primarily through personal-producing general agents and brokers throughout the U.S.  LLANY is licensed and sells its products throughout the U.S. and several U.S. territories.  See Note 16 for additional information.

Basis of Presentation

The accompanying financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”).  Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Summary of Significant Accounting Policies

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period.  Those estimates are inherently subject to change and actual results could differ from those estimates.  Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are:  fair value of certain financial assets, derivatives, allowances for credit losses, deferred acquisition costs (“DAC”),  value of business acquired (“VOBA”), deferred sales inducements (“DSI”), goodwill and other intangibles, future contract benefits, other contract holder funds including deferred front-end loads (“DFEL”), income taxes including the recoverability of our deferred tax assets and the potential effects of resolving litigated matters.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk (“NPR”), which would include our own credit risk.  Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”).  Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM (“ASC”), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique.  The three-level hierarchy for fair value measurement is defined as follows:

•

Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;

•

Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

•

Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.  Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement.  Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult.  However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”), net of associated DAC, VOBA, DSI, future contract benefits, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value.  Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities.  Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices.  We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities.  Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data.  In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met.    For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable.  For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement.  Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day.  For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants.    For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•	Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•

Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”) and collateralized debt obligations (“CDOs”).

•

State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

•	Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes.  We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service.  On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source.  We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•	The estimated range and average period until recovery;
•	The estimated range and average holding period to maturity;
•	Remaining payment terms of the security;
•	Current delinquencies and nonperforming assets of underlying collateral;
•	Expected future default rates;
•	Collateral value by vintage, geographic region, industry concentration or property type;
•	Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•	Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on our Statements of Comprehensive Income (Loss).  The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on our Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing.  Management considers the following as part of the evaluation:

•	The current economic environment and market conditions;
•	Our business strategy and current business plans;
•	The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•	Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•

The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

•	The capital risk limits approved by management; and
•	Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover.  The discount rate is the effective interest rate implicit in the underlying debt security.  The effective interest rate is the original yield, or the coupon if the debt security was previously impaired.  See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•	Historical and implied volatility of the security;
•	The extent to which the fair value has been less than amortized cost;
•	Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•	Failure, if any, of the issuer of the security to make scheduled payments; and
•	Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary.  If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on our Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value.  Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met.  Accrued interest on debt securities is written-off when deemed uncollectible.

To determine the recovery value of a corporate bond, CLO or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•	Fundamentals of the industry in which the issuer operates;
•

Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

•	Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•	Expectations regarding defaults and recovery rates;
•	Changes to the rating of the security by a rating agency; and
•	Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost.  To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•	Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•	Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•	Susceptibility to fair value fluctuations for changes in the interest rate environment;
•	Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•	Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•	Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•	Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance.  The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods.  We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future.  Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state.  Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur.  Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans.  Second lien loans are assigned 100% severity, if defaulted.  For first lien loans, we assume a minimum of 30% severity, with higher severity assumed for investor properties and further adjusted by housing price assumptions.  Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments.  These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure.  If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost.  To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required.  Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis.  We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages.  The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future.  These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable.  If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on our Statements of Comprehensive Income (Loss) as they occur.  Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares.  We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security.  The most appropriate valuation methodology is selected based on the specific characteristics of the equity security.  Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities.  When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset.  Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models.  The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses.  Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate.  Premiums and discounts are amortized using the effective yield method over the life of the loan.  Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent.  We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan.  We resume accruing interest once a loan complies with all of its original terms or restructured terms.  Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.  Accrued interest on mortgage loans is written-off when deemed uncollectible.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to mortgage loans.  Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments.  Credit loss estimates are segmented by mortgage loans and unfunded commitments related to mortgage loans.

The allowance for credit losses for pooled loans of similar risk is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions.  Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant.  We apply probability weights to the positive, base and adverse scenarios we use.  For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement.  When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value.  The loan’s estimated value is based on:  the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses.  Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Our mortgage loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate.  We believe all of the mortgage loans in our portfolio share three primary risks:  borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses.  In addition, we review each loan individually in our mortgage loan portfolio on an annual basis to identify emerging risks.  We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles.  Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios.  The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage.  Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value.  Therefore, all else being equal, a lower loan-to-value ratio generally indicates a higher quality loan.  The debt-service coverage ratio compares a property’s net operating income to its debt-service payments.  Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments.  Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.  These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to mortgage loans. As such, an allowance for credit losses is developed based on the process outlined above, along with an internally developed conversion factor.

Policy Loans

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral.  Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, and equity market risk by entering into derivative transactions.  All of our derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value.  We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.”  The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship.  For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income.  The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change.  For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values.  For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income.

We have certain variable annuity products with guaranteed withdrawal benefit (“GWB”) and guaranteed income benefit (“GIB”) features that are embedded derivatives and reported as either assets or liabilities on our Balance Sheets. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. These embedded derivatives are carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments.  The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes.  These techniques project cash flows of the derivatives using current and implied future market conditions.  We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consists primarily of initial margin posted as collateral for entering into derivative transactions.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of universal life insurance (“UL”), variable universal life insurance (“VUL”), traditional life insurance, annuities and other investment contracts have been deferred (i.e., DAC) to the extent recoverable.  VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date.  Bonus credits and excess interest for dollar cost averaging contracts are considered DSI.  Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

Both DAC and VOBA amortization, excluding amounts reported in realized gain (loss), is reported within commissions and other expenses on our Statements of Comprehensive Income (Loss).  DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Statements of Comprehensive Income (Loss).  The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within fee income on our Statements of Comprehensive Income (Loss).  The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type.  For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits (“EGPs”) from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments.  Contract lives for UL and VUL policies are estimated to be 40 years based on the expected lives of the contracts.  Contract lives for fixed and variable deferred annuities are generally between 15 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period.  The front-end load annuity product has an assumed life of 25 years.  Longer lives are assigned to those blocks that have demonstrated lower lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance contracts, such as individual whole life, group business and term life insurance, are amortized over the expected premium-paying period that generally results in amortization less than 30 years.  Acquisition costs are either amortized on a straight-line basis or as a level percent of premium of the related policies depending on the block of business.  There is currently no intangible balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract.  We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as fixed maturity AFS and certain derivatives and embedded derivatives.  Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses.  When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Comprehensive Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses.  These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

During the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products.  These assumptions include, but are not limited to, capital markets, investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts, and with the processing of premium collections, deposits, withdrawals and commissions).  Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL included on our Balance Sheets are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change related to our expectations of future EGPs (“unlocking”).  We may have unlocking in other quarters as we become aware of information that warrants updating assumptions outside of our annual comprehensive review.  We may also identify and implement actuarial modeling refinements that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees.

DAC, VOBA, DSI and DFEL are reviewed to ensure that the unamortized portion does not exceed the expected recoverable amounts.

Reinsurance

We enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity.  When we apply reinsurance accounting, premiums, benefits and DAC amortization are reported net of insurance ceded on our Statements of Comprehensive Income (Loss).  Amounts currently recoverable, such as ceded reserves, are reported in reinsurance recoverables and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on our Balance Sheets.  Assets and liabilities and revenue and expenses from certain reinsurance contracts that grant statutory surplus relief are netted on our Balance Sheets and Statements of Comprehensive Income (Loss), respectively, if there is a contractual right of offset.

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk.  This accounting treatment results in amounts paid or received to be considered on deposit with the reinsurer and such amounts are reported in other assets on our Balance Sheets.  As amounts are paid or received, consistent with the underlying contracts, deposit assets are adjusted.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets.  As such, we performed a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting.  The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our loss estimate.  We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment.  We updated reinsurer credit ratings during the quarter to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers.  To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses.  We applied probability weights to the positive, base and adverse scenarios.  For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable.  Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term and mortality assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset.  Credit loss estimates are segmented based on counterparty credit risk.  Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions.  For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk.  Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement.  As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization.  This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in time of default.  Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on our Balance Sheets.  Changes in the allowance for credit losses are reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).  Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged-off and expected to be charged-off.

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill.  Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit.  If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of certain reinsurance assets, net of allowance for credit losses, prepaid expenses, DSI, specifically identifiable intangible assets and service agreement receivables.  Other liabilities consist primarily of current and deferred taxes, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, employee benefit liabilities, collateral payable for derivative investments and short-term debt.

Other assets and other liabilities on our Balance Sheets include guaranteed living benefit (“GLB”) features and remaining guaranteed interest and similar contracts that are carried at fair value, which may be reported in either other assets or other liabilities.  The fair value of these items represents approximate exit price including an estimate for our NPR. Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits. We classify these GLB reserves embedded derivatives in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following:  the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation.  If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Comprehensive Income (Loss).  Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations.  These assets are amortized on a straight-line basis over their useful life of 25 years.

Separate Account Assets and Liabilities

We maintain separate account assets, which are reported at fair value.  The related liabilities are reported at an amount equivalent to the separate account assets.  Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities).  We also issue variable annuity and life contracts through separate accounts that may include various types of guaranteed death benefit (“GDB”), GWB and GIB features.  The GDB features include those where we contractually guarantee to the contract holder either:  return of no less than total deposits made to the contract less any partial withdrawals (“return of net deposits”); total deposits made to the contract less any partial withdrawals plus a minimum return (“minimum return”); or the highest contract value on any contract anniversary date through age 80. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduce the contract value.

As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves.  Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.  We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products.  The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves.  The net impact of these changes is reported as a component of realized gain (loss) on our Statements of Comprehensive Income (Loss).

The “market consistent scenarios” used in the determination of the fair value of the GLB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid.  We use risk-neutral Monte Carlo simulations in our calculation to value the entire block of guarantees, which involve 100 unique scenarios per policy or approximately 2 million scenarios.  The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant.  The market consistent inputs include, but are not limited to, assumptions for capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, rider utilization, etc.), mortality, risk margins, maintenance expenses and a margin for profit.  We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions.  It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

Future Contract Benefits and Other Contract Holder Funds

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.  Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well as the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that are equal to deposits net of withdrawals, excluding surrender charges and fees, plus interest credited, and if applicable an additional reserve for other insurance benefit guarantees.  The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue.  Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue.  The investment yield assumptions for immediate and deferred paid-up annuities range from 1.25% to 7.50%.  These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the liability.  The change in the liability for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest.  As experience or assumption changes result in a change in expected benefit payments or assessments, the benefit ratio is unlocked, that is, recalculated using the updated expected benefit payments and assessments over the life of the contract since inception.  The revised benefit ratio is then applied to the liability calculation described above, with the resulting change in liability reported in benefits on our Statements of Comprehensive Income (Loss).

With respect to our future contract benefits and other contract holder funds, we continually review overall reserve position, reserving techniques and reinsurance arrangements.  As experience develops and new information becomes known, liabilities are adjusted as deemed necessary.  The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends.  The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.  Dividends to participating policies were $20 million, $20 million and $21 million for the years ended December 31, 2020, 2019 and 2018, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest.  If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.  The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Certain of our variable annuity contracts reported within future contract benefits contain GLB reserves embedded derivatives, a portion of which may be reported in either other assets or other liabilities, and include guaranteed interest and similar contracts, that are carried at fair value on our Balance Sheets, which represents approximate exit price including an estimate for our NPR.  Certain of these features have elements of both insurance benefits and embedded derivatives.  Through our hybrid accounting approach, for reserve calculation purposes we assign product cash flows to the embedded derivative or insurance portion of the reserves based on the life-contingent nature of the benefits.  We classify these GLB reserves embedded derivatives items in Level 3 within the hierarchy levels described above in “Fair Value Measurement.”  We report the insurance portion of the reserves in future contract benefits.

The fair value of our indexed annuity contracts is based on their approximate surrender values.

Contingencies and Commitments

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances.  Investment products consist primarily of individual and group variable and fixed deferred annuities.  Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies.  These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the “attributed fees”), which are not reported within fee income on our Statements of Comprehensive Income (Loss).  These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Comprehensive Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees.  Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned.  Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers.  Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned.  Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited.  Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

Insurance Premiums

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder.  Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies.  Our group insurance products consist primarily of term life, disability and dental.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses.  Dividends and interest income, recorded in net investment income, are recognized when earned.  Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities.  When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period.  In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.  Any adjustments resulting from changes in effective yield are reflected in net investment income on our Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses and net gains and losses on reinsurance embedded derivatives.  Realized gains and losses on the sale of investments are determined using the specific identification method.  Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL.  Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

Interest Credited

We credit interest to our contract holder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances.  Benefits also include the change in reserves for life insurance products with secondary guarantee benefits, annuity products with guaranteed death and living benefits and certain annuities with life contingencies.  For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Pension and Other Postretirement Benefit Plans

Our employees participate in the following post-retirement benefit plans that are sponsored by LNC and LNL:

•	Defined benefit pension plans for certain employees and agents;
•	Other post-retirement benefit plans for certain retired employees and agents that provide health care and life insurance;
•	Tax-qualified defined contribution plans for eligible employees and agents; and
•	Non-qualified deferred compensation plans for certain current and former employees, agents and non-employee directors.

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses.  The mortality assumption is based on actual and anticipated plan experience, determined using acceptable actuarial methods.  We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense.  The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans.  The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan.  The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

Stock-Based Compensation

Our employees and agents are included in LNC’s stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units.  In general, we expense the fair value of stock awards included in LNC’s incentive compensation plans.  As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock.  The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity.  We apply an estimated forfeiture rate to our accrual of compensation cost.  Stock-based compensation expense is reflected in commissions and other expenses on our Statements of Comprehensive Income (Loss).

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries.  Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis.  The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits that are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC.  Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes.  A valuation allowance is recorded to the extent required.

2.  New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of our adoption of new Accounting Standards Updates (“ASUs”) issued by the FASB and the impact of the adoption on our financial statements.  ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters

ASU 2016-13, Financial Instruments – Credit Losses (Topic 326):  Measurement of Credit Losses on Financial Instruments (“ASU 2016-13”), Measurement of Credit Losses on Financial Instruments and related amendments

These amendments adopt a new model in ASC Topic 326 to measure and recognize credit losses for most financial assets.  The ASU requires a financial asset measured at amortized cost to be presented at the net amount expected to be collected over the life of the asset using a credit loss allowance.  Changes in the allowance are charged to earnings.  The measurement of expected credit losses is based on relevant information about past events, including historical experience, as well as current economic conditions and reasonable and supportable forecasts that affect the collectability of the financial asset.  The method used to measure estimated credit losses for fixed maturity AFS securities will be unchanged from current GAAP; however, the amendments require credit losses to be recognized through an allowance rather than as a reduction to the amortized cost of those securities.  The amendments permit entities to recognize improvements in credit loss estimates on fixed maturity AFS securities by reducing the allowance account immediately through earnings.  The amendments are adopted through a cumulative effect adjustment to the beginning balance of retained earnings as of the first reporting period in which the amendments are effective.  Early adoption was permitted for annual periods beginning after December 15, 2018, and interim periods therein.

January 1, 2020

The adoption of this standard and related amendments resulted in the recognition of a cumulative effect decrease of $18 million, net of DAC, VOBA, DSI, DFEL and changes in other contract holder funds, after-tax, to retained earnings.  The overall adjustment recorded our allowance for credit losses as of the date of adoption, primarily related to mortgage loans, as well as reinsurance recoverables.  Upon adoption of the standard, the concept of other-than-temporary impairment (“OTTI”) no longer exists; however, our prior period presentation herein is reflective of OTTI recorded in those periods.

ASU 2019-04, Codification Improvements to Topic 326, Financial Instruments – Credit Losses, Topic 815, Derivatives and Hedging and Topic 825, Financial Instruments

These amendments clarify the measurement, recognition and presentation of the allowance for credit losses on accrued interest receivable balances; the inclusion of recoveries when estimating the allowance for credit losses; the inclusion of all ASC Topic 944 – Financial Services – Insurance reinsurance recoverables within the scope of ASC 326-20; and provide additional targeted clarifications on the calculation of the allowance for credit losses.

These amendments also make targeted clarifications to ASC Topics 815 and 825.  Early adoption was permitted.

January 1, 2020

Our adoption of ASU 2016-13 and related amendments is discussed above.  The adoption of the remainder of this guidance did not have a material impact on our financial condition and results of operations.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2020-04, Reference Rate Reform (Topic 848)

The amendments in this update provide optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.  The amendments provide optional expedients and exceptions for applying GAAP to contracts, hedging relationships and other transactions impacted by reference rate reform.  If certain criteria are met, an entity will not be required to remeasure or reassess contracts impacted by reference rate reform.  Additionally, changes to the critical terms of a hedging relationship affected by reference rate reform will not require entities to de-designate the relationship if certain requirements are met.  The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions.  The amendments are effective for contract modifications made between March 12, 2020, and December 31, 2022.

March 12, 2020 through December 31, 2022

This standard may be elected and applied prospectively as reference rate reform unfolds.  We have begun our implementation and are currently evaluating the impact of this ASU on our financial condition and results of operations.

ASU 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments

These amendments make changes to the accounting and reporting for long-duration contracts issued by an insurance entity that will significantly change how insurers account for long-duration contracts, including how they measure, recognize and make disclosures about insurance liabilities and DAC.  Under this ASU, insurers will be required to review cash flow assumptions at least annually and update them if necessary.  They also will have to make quarterly updates to the discount rate assumptions they use to measure the liability for future policyholder benefits.  The ASU creates a new category of market risk benefits (i.e., features that protect the contract holder from capital market risk and expose the insurer to that risk) that insurers will have to measure at fair value.  The ASU provides various transition methods by topic that entities may elect upon adoption.  The ASU is currently effective January 1, 2023, and early adoption is permitted.

		January 1, 2023	We are currently evaluating the impact of adopting this ASU on our financial condition and results of operations.

3.  Investments

Fixed Maturity AFS Securities

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets.  See Note 2 for additional information.

The amortized cost, gross unrealized gains, losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2020
				Allowance
	Amortized	Gross Unrealized		for Credit	Fair
	Cost	Gains	Losses	Losses	Value
Fixed maturity AFS securities:
Corporate bonds	$6,175	$1,405	$4	$-	$7,576
U.S. government bonds	15	3	-	-	18
State and municipal bonds	479	119	-	-	598
Foreign government bonds	25	5	-	-	30
RMBS	321	37	-	-	358
CMBS	49	3	-	-	52
ABS	124	10	-	-	134
Hybrid and redeemable preferred securities	78	10	6	-	82
Total fixed maturity AFS securities	$7,266	$1,592	$10	$-	$8,848

The amortized cost, gross unrealized gains, losses, OTTI and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2019
	Amortized	Gross Unrealized			Fair
	Cost	Gains	Losses	OTTI (1)	Value
Fixed maturity AFS securities:
Corporate bonds	$6,192	$790	$26	$-	$6,956
U.S. government bonds	15	3	-	-	18
State and municipal bonds	413	78	1	-	490
Foreign government bonds	32	4	-	-	36
RMBS	333	21	1	(2)	355
CMBS	24	1	-	-	25
ABS	107	2	2	(7)	114
Hybrid and redeemable preferred securities	31	8	-	-	39
Total fixed maturity AFS securities	$7,147	$907	$30	$(9)	$8,033

(1)

Prior to the adoption of ASU 2016-13, we recognized the OTTI attributed to noncredit factors as a separate component in OCI referred to as unrealized OTTI on fixed maturity AFS securities.  This includes unrealized (gains) and losses on credit-impaired securities related to changes in the fair value of such securities subsequent to the impairment measurement date.

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2020, were as follows:

	Amortized	Fair
	Cost	Value
Due in one year or less	$260	$264
Due after one year through five years	526	573
Due after five years through ten years	1,087	1,287
Due after ten years	4,899	6,180
Subtotal	6,772	8,304
Structured securities (RMBS, CMBS, ABS)	494	544
Total fixed maturity AFS securities	$7,266	$8,848

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2020
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$116	$3	$5	$1	$121	$4
Hybrid and redeemable
preferred securities	44	6	-	-	44	6
Total fixed maturity AFS securities	$160	$9	$5	$1	$165	$10

Total number of fixed maturity AFS securities in an unrealized loss position						41

(1)	We recognized less than $1 million of gross unrealized losses in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of fixed maturity AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2019
	Less Than or Equal		Greater Than
	to Twelve Months		Twelve Months		Total
		Gross		Gross		Gross
		Unrealized		Unrealized		Unrealized
	Fair	Losses and	Fair	Losses and	Fair	Losses and
	Value	OTTI	Value	OTTI	Value	OTTI
Fixed maturity AFS securities:
Corporate bonds	$121	$2	$95	$24	$216	$26
State and municipal bonds	30	1	-	-	30	1
RMBS	61	1	-	-	61	1
ABS	18	-	11	2	29	2
Total fixed maturity AFS securities	$230	$4	$106	$26	$336	$30

Total number of fixed maturity AFS securities in an unrealized loss position						94

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

As of December 31, 2020
		Gross	Number
	Fair	Unrealized	of
	Value	Losses	Securities (1)
Nine months or greater, but less than twelve months	$4	$1	1

(1)	We may reflect a security in more than one aging category based on various purchase dates.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2019
				Number
	Fair	Gross Unrealized		of
	Value	Losses	OTTI	Securities (1)
Twelve months or greater	$36	$21	$-	7

(1)	We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities decreased by $20 million for the year ended December 31, 2020.  As discussed further below, we believe the unrealized loss position as of December 31, 2020, did not require an impairment recognized in earnings as (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss.  Based upon this evaluation as of December 31, 2020, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2020, the unrealized losses associated with our corporate bond securities were attributable primarily to widening credit spreads and rising interest rates since purchase.  We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2020, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers.  For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

There was less than $1 million of changes in the allowance for credit losses on fixed maturity AFS securities for the year ended December 31, 2020.  Accrued interest receivable on fixed maturity AFS securities totaled $79 million as of December 31, 2020, and was excluded from the estimate of credit losses.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

	For the Years Ended
	December 31,
	2019	2018
Balance as of beginning-of-year	$39	$39
Increases attributable to:
Credit losses on securities for which an
OTTI was not previously recognized	-	-
Decreases attributable to:
Securities sold, paid down or matured	(18)	-
Balance as of end-of-year	$21	$39

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31,
	2020	2019
Current	$951	$916
30 to 59 days past due	-	-
60 to 89 days past due	-	-
90 or more days past due	-	-
Allowance for credit losses	(8)	-
Unamortized premium (discount)	-	-
Mark-to-market gains (losses)	-	-
Total carrying value	$943	$916

Our mortgage loan portfolio has the largest concentrations in New York, which accounted for 39% and 45% of mortgage loans on real estate as of December 31, 2020 and 2019, respectively, and California, which accounted for 22% and 18% of mortgage loans on real estate as of December 31, 2020 and 2019, respectively.

For our mortgage loans, there were no specifically identified impaired loans as of December 31, 2020 and 2019.  There were no mortgage loans on real estate on nonaccrual status as of December 31, 2020, and January 1, 2020.

We use loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans on real estate (dollars in millions) as follows:

	As of December 31, 2020			As of December 31, 2019
			Debt-			Debt-
			Service			Service
	Amortized	% of	Coverage	Amortized	% of	Coverage
Loan-to-Value Ratio	Cost	Total	Ratio	Cost	Total	Ratio
Less than 65%	$930	97.8%	2.63	$888	96.9%	2.90
65% to 74%	13	1.4%	1.87	28	3.1%	1.39
75% to 100%	8	0.8%	0.71	-	0.0%	0.00
Total	$951	100.0%		$916	100.0%

The amortized cost of mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2020
		Debt-		Debt-		Debt-
		Service		Service		Service
	Less	Coverage	65%	Coverage	75%	Coverage
	than 65%	Ratio	to 74%	Ratio	to 100%	Ratio	Total
Origination Year
2020	$90	3.16	$-	-	$-	-	$90
2019	188	2.85	-	-	-	-	188
2018	116	2.08	3	1.62	8	0.71	127
2017	119	2.30	5	1.59	-	-	124
2016	103	1.74	-	-	-	-	103
2015 and prior	314	2.95	5	2.23	-	-	319
Total	$930		$13		$8		$951

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as related unfunded commitments.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

For the
Year Ended
December 31,
2020
Balance as of beginning-of-year	$-
Impact of adopting ASU 2016-13	3
Additions from provision for credit loss expense (1)	2
Additions from purchases of PCD mortgage loans on real estate (2)	-
Additions (reductions) for mortgage loans on real estate for which
credit losses were previously recognized (1)	3
Balance as of end-of-year (3)	$8

(1)

Due to changes in economic projections driven by the impact of the COVID-19 pandemic, the provision for credit loss expense increased by $5 million for the year ended December 31, 2020.  For the year ended December 31, 2020, we recognized less than $1 million of credit loss expense related to unfunded commitments for mortgage loans on real estate.

(2)	Represents purchased credit-deteriorated (“PCD”) mortgage loans on real estate.
(3)	Accrued interest receivable on mortgage loans on real estate totaled $3 million as of December 31, 2020, and was excluded from the estimate of credit losses.

There were no changes in the allowance for credit losses associated with impaired mortgage loans on real estate for the years ended December 31, 2019 and 2018.

Net Investment Income

The major categories of net investment income (in millions) on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities	$329	$340	$349
Mortgage loans on real estate	37	36	32
Policy loans	13	15	5
Invested cash	1	1	1
Commercial mortgage loan prepayment
and bond make-whole premiums	3	10	7
Investment income	383	402	394
Investment expense	(2)	(3)	(3)
Net investment income	$381	$399	$391

Impairments on Fixed Maturity AFS Securities

For the year ended December 31, 2020, we recognized less than $1 million of credit loss expense and write-downs taken as a result of impairments through net income (loss), pursuant to ASU 2016-13.  For the years ended December 31, 2019 and 2018, prior to the adoption of ASU 2016-13, we did not recognize any write-downs taken as a result of OTTI through net income (loss).

For the years ended December 31, 2019 and 2018, we recorded less than $1 million of OTTI recognized in OCI.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on our Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Collateral payable for derivative investments (1)	$8	$8	$14	$14

(1)

We obtain collateral based upon contractual provisions with our counterparties.  These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash.  See Note 4 for additional information.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2020	2019	2018
Collateral payable for derivative investments	$(6)	$14	$-

Investment Commitments

As of December 31, 2020, our investment commitments were $88 million, which included $60 million of mortgage loans on real estate and $28 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2020, our most significant investments in one issuer were our investments in securities issued by the Government National Mortgage Association and by the Federal Home Loan Mortgage Corporation with a fair value of $125 million and $114 million, respectively, or 1% of total investments.  As of December 31, 2019, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation and by the Government National Mortgage Association with a fair value of $125 million and $113 million, respectively, or 1% of total investments.  These concentrations include fixed maturity AFS and equity securities.

As of December 31, 2020 and 2019, our most significant investments in one industry were our investments in securities in the consumer non-cyclical industry with a fair value of $1.5 billion and $1.3 billion, respectively, or 15% and 14%, respectively, of total investments, and our investments in securities in the utilities and financial services industries with a fair value of $1.3 billion and $1.2 billion, respectively, or 13% of total investments.  These concentrations include fixed maturity AFS and equity securities.

Assets on Deposit

We had investment assets on deposit with regulatory agencies with a fair value of $16 million and $15 million as of December 31, 2020 and 2019, respectively.

4.  Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, and equity market risk.  We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees.  The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources.  The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments.  See Note 15 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy.  These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our life products related to the forecasted purchases of certain assets.

Reverse Treasury Locks

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates.  These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Foreign Currency Swaps

We use foreign currency swaps designated and qualifying as cash flow hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index

Our indexed annuity and indexed universal life insurance (“IUL”) contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates. At the end of each indexed term, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Embedded Derivatives

We have embedded derivatives that include:

GLB Reserves Embedded Derivatives

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC (“benefit reserves”) and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC (“embedded derivative reserves”).  We calculate the value of the benefit reserves and the embedded derivative reserves based on the specific characteristics of each GLB feature.

We transfer the majority of the liability for our GWB and GIB features to LNL that uses a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with these features.  Changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities hedge the income statement effect of changes in embedded derivative GLB reserves caused by those same factors.  We rebalance our hedge positions based upon changes in these factors as needed.  While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off.

Indexed Annuity and IUL Contracts Embedded Derivatives

Our indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index.  Contract holders may elect to rebalance index options at renewal dates, either annually or biannually.  As of each renewal date, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees.  We use options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance Related Embedded Derivatives

We have an inter-company agreement where Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated insurer, assumes the risk under certain UL contracts for no-lapse benefit guarantees.  If the contract holders’ account value is insufficient to pay the cost of insurance charges required to keep the policy in force, and the contract holder has made the required deposits, we will be reimbursed for those charges.

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure.  Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2020			As of December 31, 2019
	Notional	Fair Value		Notional	Fair Value
	Amounts	Asset	Liability	Amounts	Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$120	$11	$3	$150	$15	$2
Foreign currency contracts (1)	54	-	6	27	-	3
Total cash flow hedges	174	11	9	177	15	5
Non-Qualifying Hedges
Interest rate contracts (1)	128	-	-	250	-	-
Equity market contracts (1)	101	5	-	12	1	-
Embedded derivatives:
GLB direct (2)	-	-	2	-	-	4
GLB ceded (2)	-	3	-	-	4	-
Reinsurance related (3)	-	18	-	-	15	-
Indexed annuity and IUL contracts (4)	-	-	2	-	-	2
Total derivative instruments	$403	$37	$13	$439	$35	$11

(1)	Reported in derivative investments and other liabilities on our Balance Sheets.
(2)	Reported in other assets and other liabilities on our Balance Sheets.
(3)	Reported in reinsurance related embedded derivatives on our Balance Sheets.
(4)	Reported in future contract benefits on our Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2020
	Less Than	1 – 5	6 – 10	11 – 30	Over 30
	1 Year	Years	Years	Years	Years	Total
Interest rate contracts (1)	$75	$45	$-	$128	$-	$248
Foreign currency contracts (2)	-	-	7	47	-	54
Equity market contracts	101	-	-	-	-	101
Total derivative instruments
with notional amounts	$176	$45	$7	$175	$-	$403

(1)	As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 30, 2022.
(2)	As of December 31, 2020, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 17, 2050.

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$8	$-	$1
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the year:
Cash flow hedges:
Interest rate contracts	(6)	13	(1)
Foreign currency contracts	-	(1)	-
Change in foreign currency exchange rate adjustment	(3)	(1)	-
Change in DAC, VOBA, DSI and DFEL	1	(1)	-
Income tax benefit (expense)	2	(2)	-
Balance as of end-of-year	$2	$8	$-

The effects of qualifying and non-qualifying hedges (in millions) on the Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income
	For the Years Ended December 31,
	2020		2019
	Realized	Net	Realized	Net
	Gain	Investment	Gain	Investment
	(Loss)	Income	(Loss)	Income
Total Line Items in which the Effects of Fair Value
or Cash Flow Hedges are Recorded	$40	$381	$29	$399

Non-Qualifying Hedges
Interest rate contracts	57	-	43	-
Equity market contracts	2	-	-	-
Embedded derivatives:
GLB	1	-	1	-
Indexed annuity and IUL contracts	-	-	(1)	-

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Statements of Comprehensive Income (Loss) were as follows:

For the Year Ended December 31,
2018
Non-Qualifying Hedges
Interest rate contracts (1)	$1
Embedded derivatives:
GLB (1)	(1)
Total derivative instruments	$-

(1)	Reported in realized gain (loss) on our Statements of Comprehensive Income (Loss).

As of December 31, 2020, less than $1 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or NPR.  The NPR is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held.  As of December 31, 2020, the NPR adjustment was zero.  The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records.  Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement.  We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, we have agreed to maintain certain financial strength or claims-paying ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts.  In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor.  We did not have any exposure as of December 31, 2020 or 2019.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2020		As of December 31, 2019
	Collateral	Collateral	Collateral	Collateral
	Posted by	Posted by	Posted by	Posted by
S&P	Counter-	LLANY	Counter-	LLANY
Credit	Party	(Held by	Party	(Held by
Rating of	(Held by	Counter-	(Held by	Counter-
Counterparty	LLANY)	Party)	LLANY)	Party)

AA-	$-	$-	$-	$-
A+	8	(2)	14	-
A	-	-	-	-
	$8	$(2)	$14	$-

Balance Sheet Offsetting

Information related to the effects of offsetting (in millions) was as follows:

	As of December 31, 2020
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$16	$21	$37
Gross amounts offset	(7)	-	(7)
Net amount of assets	9	21	30
Gross amounts not offset:
Cash collateral	(8)	-	(8)
Net amount	$1	$21	$22

Financial Liabilities
Gross amount of recognized liabilities	$3	$4	$7
Gross amounts offset	(1)	-	(1)
Net amount of liabilities	2	4	6
Gross amounts not offset:
Cash collateral	(2)	-	(2)
Net amount	$-	$4	$4

	As of December 31, 2019
		Embedded
	Derivative	Derivative
	Instruments	Instruments	Total

Financial Assets
Gross amount of recognized assets	$16	$19	$35
Gross amounts offset	(5)	-	(5)
Net amount of assets	11	19	30
Gross amounts not offset:
Cash collateral	(14)	-	(14)
Net amount	$(3)	$19	$16

Financial Liabilities
Gross amount of recognized liabilities	$-	$6	$6
Gross amounts offset	-	-	-
Net amount of liabilities	-	6	6
Gross amounts not offset:
Cash collateral	-	-	-
Net amount	$-	$6	$6

5.  Federal Income Taxes

The federal income tax expense (benefit) (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Current	$8	$35	$15
Deferred	2	12	(13)
Federal income tax expense (benefit)	$10	$47	$2

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Income (loss) before taxes	$70	$252	$73
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	15	53	16
Effect of:
Tax-preferred investment income (1)	(4)	(4)	(3)
Tax credits	(2)	(2)	(1)
Tax impact associated with the Tax Cuts and Jobs Act (2)	-	(1)	(9)
Other items	1	1	(1)
Federal income tax expense (benefit)	$10	$47	$2
Effective tax rate	14%	19%	3%

(1)	Relates primarily to dividends eligible for the dividends-received deduction.
(2)

In 2018, we recognized a $9 million tax benefit from the impact of the reduced federal statutory rate under the Tax Cuts and Jobs Act (the “Tax Act”) on our adoption of an Internal Revenue Service pronouncement related to variable annuity contracts.  In 2019, we recognized a $1 million tax benefit from the impact of the reduced corporate tax rate under the Tax Act on our election to revalue policyholder tax reserves.

We file with a consolidated group; however, we calculate our tax expense (benefit) on a separate company basis.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2020	2019
Current	$8	$(15)
Deferred	(477)	(344)
Total federal income tax asset (liability)	$(469)	$(359)

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2020	2019
Deferred Tax Assets
Investment activity	$34	$26
Other	1	1
Total deferred tax assets	$35	$27
Deferred Tax Liabilities
DAC	$5	$10
VOBA	40	58
Net unrealized gain on fixed maturity AFS securities	333	186
Future contract benefits and other contract holder funds	121	112
Other	13	5
Total deferred tax liabilities	$512	$371
Net deferred tax asset (liability)	$(477)	$(344)

Although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all of our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income authorities.  With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2017.  In the first quarter of 2021, the Internal Revenue Service commenced an examination of our refund claims for 2014 and 2015 that is anticipated to be completed by the end of 2021.  We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense.  As of December 31, 2020 and 2019, we did not have any material unrecognized tax benefits; therefore, we did not have any related accrued interest and penalty expense.  Additionally, for the years ended December 31, 2020, 2019 and 2018, we did not recognize any interest and penalty expense related to uncertain tax positions.  We are not aware of any events for which it is likely that unrecognized tax benefits will significantly increase or decrease within the next year.

6.  DAC, VOBA, DSI and DFEL

Changes in DAC (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$177	$392	$372
Deferrals	23	37	31
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(25)	(39)	(40)
Unlocking	(26)	(33)	(28)
Adjustment related to realized (gains) losses	(5)	(2)	(3)
Adjustment related to unrealized (gains) losses	14	(178)	60
Balance as of end-of-year	$158	$177	$392

Changes in VOBA (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$276	$186	$187
Amortization:
Amortization, excluding unlocking	(29)	(33)	(33)
Unlocking	(44)	150	(13)
Accretion of interest (1)	17	12	12
Adjustment related to realized gains (losses)	(2)	-	-
Adjustment related to unrealized (gains) losses	(29)	(39)	33
Balance as of end-of-year	$189	$276	$186

(1)	The interest accrual rates utilized to calculate the accretion of interest ranged from 5.7% to 6.6%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2020, was as follows:

2021	$16
2022	17
2023	18
2024	18
2025	18

Changes in DSI (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$6	$7	$8
Deferrals	-	-	1
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(1)	(1)	(2)
Balance as of end-of-year	$5	$6	$7

Changes in DFEL (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$104	$159	$129
Deferrals	19	27	23
Amortization, net of interest:
Amortization, excluding unlocking, net of interest	(4)	(9)	(6)
Unlocking	(22)	(15)	(13)
Adjustment related to realized (gains) losses	(6)	-	(1)
Adjustment related to unrealized (gains) losses	(46)	(58)	27
Balance as of end-of-year	$45	$104	$159

7.  Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Direct insurance premiums and fee income	$673	$691	$679
Reinsurance ceded	(194)	(187)	(184)
Total insurance premiums and fee income	$479	$504	$495

Direct insurance benefits	$671	$587	$595
Reinsurance recoveries netted against benefits	(268)	(182)	(231)
Total benefits	$403	$405	$364

We cede insurance to other companies.  The portion of our life insurance and annuity risks exceeding our retention limit is reinsured with other insurers.  We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management.  As discussed in Note 18, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2020, the policy for our reinsurance program was to retain up to $20 million on a single insured life.  As the amount we retain varies by policy, we reinsured 26% of the mortality risk on newly issued life insurance contracts in 2020.  Portions of our variable and deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks.  As of December 31, 2020 and 2019, the reserves associated with these reinsurance arrangements totaled $3 million.

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers.  Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability.  Our amounts recoverable from reinsurers represent receivables from and reserves ceded to reinsurers.  The amounts recoverable from reinsurers were $527 million and $536 million as of December 31, 2020 and 2019, respectively.

Adoption of ASU 2016-13

In 2020, we adopted ASU 2016-13, which resulted in a new recognition and measurement of credit losses on most financial assets.  We established a credit loss allowance of $20 million as of January 1, 2020, for reinsurance-related assets for the risk of credit losses inherent in reinsurance transactions.  During 2020, there have not been any changes to the credit loss allowance that would be material to our financial statements.  See Note 2 for additional information.  See Note 1 for a detailed discussion regarding our accounting policy relating to the allowance for credit losses on our reinsurance-related assets.

See “Realized Gain (Loss)” in Note 12 for information on reinsurance related embedded derivatives.

8.  Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

	For the Year Ended December 31, 2020
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

	For the Year Ended December 31, 2019
	Gross	Accumulated
	Goodwill	Impairment		Net
	as of	as of		Goodwill
	Beginning-	Beginning-		as of End-
	of-Year	of-Year	Impairment	of-Year
Annuities	$26	$-	$-	$26
Life Insurance	136	(136)	-	-
Total goodwill	$162	$(136)	$-	$26

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business.  Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period.  To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.

As of October 1, 2020 and 2019, we performed our annual quantitative goodwill impairment test for our Annuities reporting unit, and, as of each such date, the fair value was in excess of the reporting unit’s carrying value.

The gross carrying amounts and accumulated amortization (in millions) for our major specifically identifiable intangible asset class by reportable segment were as follows:

	As of December 31, 2020		As of December 31, 2019
	Gross		Gross
	Carrying	Accumulated	Carrying	Accumulated
	Amount	Amortization	Amount	Amortization
Life Insurance:
Sales force	$7	$4	$7	$4

Future estimated amortization of the specifically identifiable intangible assets was immaterial as of December 31, 2020.

9.  Guaranteed Benefit Features

Information on the GDB features outstanding (dollars in millions) was as follows:

	As of December 31,
	2020 (1)	2019 (1)
Return of Net Deposits
Total account value	$5,232	$4,914
Net amount at risk (2)	1	2
Average attained age of contract holders	65 years	64 years

Anniversary Contract Value
Total account value	$1,364	$1,296
Net amount at risk (2)	3	4
Average attained age of contract holders	70 years	70 years

(1)	Our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.
(2)	Represents the amount of death benefit in excess of the account balance that is subject to market fluctuations.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience.  The following summarizes the balances of and changes in the liabilities for GDBs (in millions), which were recorded in future contract benefits on our Balance Sheets:

	For the Years Ended December 31,
	2020	2019	2018
Balance as of beginning-of-year	$4	$6	$3
Changes in reserves	-	(2)	3
Balance as of end-of-year	$4	$4	$6

Variable Annuity Contracts

Account balances of variable annuity contracts, including those with guarantees, (in millions) were invested in separate account investment options as follows:

	As of December 31,
	2020	2019
Asset Type
Domestic equity	$2,761	$2,507
International equity	826	790
Fixed income	2,030	1,941
Total	$5,617	$5,238

Percent of total variable annuity
separate account values	90%	91%

Secondary Guarantee Products

Future contract benefits and other contract holder funds include reserves for our secondary guarantee products sold through our Life Insurance segment.  Reserves on UL and VUL products with secondary guarantees represented 31% and 30% of total life insurance in-force reserves as of December 31, 2020 and 2019, respectively.

10.  Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws and unclaimed property laws.

From time to time, we may have various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise.  In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought.  Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief.  Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court.  In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters.  This variability in pleadings, together with the actual experiences of LLANY in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain.  Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal.  Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated.  It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2020.  While the potential future charges could be material in the particular period in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LLANY’s financial condition.

Cost of Insurance Litigation

Hanks v. Lincoln Life & Annuity Company of New York (“LLANY”) and Voya Retirement Insurance and Annuity Company (“Voya”), filed in the U.S. District Court for the Southern District of New York, No. 1:16-cv-6399, is a putative class action that was served on LLANY on August 12, 2016.  Plaintiff owns a universal life policy originally issued by Aetna (now Voya) and alleges that (i) Voya breached the terms of the policy when it increased non-guaranteed cost of insurance rates on Plaintiff’s policy; and (ii) LLANY, as reinsurer and administrator of Plaintiff’s policy, engaged in wrongful conduct related to the cost of insurance increase and was unjustly enriched as a result.  Plaintiff seeks to represent all owners of Aetna life insurance policies that were subject to non-guaranteed cost of insurance rate increases in 2016 and seeks damages on their behalf.  On March 13, 2019, the court issued an order granting plaintiff’s motion for class certification for the breach of contract claim and denying such motion with respect to the unjust enrichment claim against LLANY, and, on September 12, 2019, the court issued an order approving the parties’ joint stipulation of dismissal with respect to the unjust enrichment claim and dismissed LLANY as a defendant in the case.  In light of LLANY’s role as reinsurer and administrator under the 1998 coinsurance agreement with Aetna (now Voya), and of the parties’ rights and obligations thereunder, LLANY continues to be actively engaged in the defense of this case.  On September 30, 2020, the court denied plaintiff’s motion for summary judgment and granted in part Voya’s motion for summary judgment.  The court has not yet set a trial date, and we continue to vigorously defend this action.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019.  Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies.  Plaintiff seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and which contain non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policies.  Plaintiff also seeks to represent a sub-class of such policyholders who own or owned “life insurance policies issued in the State of New York.”  Plaintiff seeks damages on behalf of the policyholder class and sub-class.  We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020.  Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death.  Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies.  Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class.  We are vigorously defending this matter.

Commitments

Vulnerability from Concentrations

As of December 31, 2020, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business.  However, we do have a concentration in a market and geographic area in which business is conducted.  For the years ended December 31, 2020 and 2019, 87% of the premiums, on the basis of statutory accounting principles (“SAP”), were generated in New York.

Other Contingency Matters

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies.  Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states.  We have accrued for expected assessments and the related reductions in future state premium taxes, which net to assessments (recoveries) of $(1) million and $(2) million as of December 31, 2020 and 2019, respectively.

11.  Shares and Stockholder’s Equity

All authorized and issued shares of LLANY are owned by LNL.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$462	$13	$310
Cumulative effect from adoption of new accounting standards	9	-	62
Unrealized holding gains (losses) arising during the year	695	799	(573)
Change in foreign currency exchange rate adjustment	3	1	-
Change in DAC, VOBA, DSI, future contract benefits and other contract holder funds	(48)	(236)	114
Income tax benefit (expense)	(139)	(118)	95
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(3)	(4)	(7)
Associated amortization of DAC, VOBA, DSI and DFEL	(5)	-	(1)
Income tax benefit (expense)	2	1	3
Balance as of end-of-year	$988	$462	$13
Unrealized OTTI on Fixed Maturity AFS Securities
Balance as of beginning-of-year	$9	$7	$7
(Increases) attributable to:
Cumulative effect from adoption of new accounting standards	(9)	-	-
Income tax benefit (expense)	-	-	1
Decreases attributable to:
Changes in fair value, sales, maturities or other settlements of
fixed maturity AFS securities	-	3	(1)
Change in DAC, VOBA, DSI and DFEL	-	-	-
Income tax benefit (expense)	-	(1)	-
Balance as of end-of-year	$-	$9	$7
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$8	$-	$1
Unrealized holding gains (losses) arising during the year	(6)	12	(1)
Change in foreign currency exchange rate adjustment	(3)	(1)	-
Change in DAC, VOBA, DSI and DFEL	1	(1)	-
Income tax benefit (expense)	2	(2)	-
Balance as of end-of-year	$2	$8	$-

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item in the Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Unrealized Gain (Loss) on Fixed Maturity
AFS Securities
Gross reclassification	$(3)	$(4)	$(7)	Realized gain (loss)
Associated amortization of DAC,
VOBA, DSI and DFEL	(5)	-	(1)	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	(8)	(4)	(8)	operations before taxes
Income tax benefit (expense)	2	1	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$(6)	$(3)	$(5)	Net income (loss)

Unrealized OTTI on Fixed Maturity
AFS Securities
Gross reclassification	$-	$2	$-	Realized gain (loss)
Change in DAC, VOBA, DSI and DFEL	-	-	-	Realized gain (loss)
Reclassification before income				Income (loss) from continuing
tax benefit (expense)	-	2	-	operations before taxes
Income tax benefit (expense)	-	-	-	Federal income tax expense (benefit)
Reclassification, net of income tax	$-	$2	$-	Net income (loss)

12.    Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on our Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Fixed maturity AFS securities:
Gross gains	$1	$3	$1
Gross losses	(4)	(7)	(8)
Realized gain (loss) on equity securities (1)	(1)	-	-
Credit loss benefit (expense) on mortgage loans on real estate	(5)	-	-
Associated amortization of DAC, VOBA, DSI and DFEL
and changes in other contract holder funds	(5)	-	(1)
Total realized gain (loss) related to certain financial assets	(14)	(4)	(8)
Realized gain (loss) on the mark-to-market on certain
instruments (2)	57	43	1
GLB fees ceded to LNL and attributed fees:
Gross gain (loss)	(2)	(8)	(10)
Associated amortization of DAC, VOBA, DSI and DFEL	(1)	(2)	(2)
Total realized gain (loss)	$40	$29	$(19)

(1)	Includes market adjustments on equity securities still held of $(1) million and $0 for the years ended December 31, 2020 and 2019, respectively.
(2)	Represents changes in the fair values of certain derivative investments. See Notes 1 and 7 for information regarding Modco.

13.  Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2020	2019	2018
Commissions	$55	$66	$62
General and administrative expenses	60	75	65
Expenses associated with reserve financing	16	14	13
DAC and VOBA deferrals and interest, net of amortization	84	(94)	71
Taxes, licenses and fees	14	17	22
Total	$229	$78	$233

14.  Statutory Information and Restrictions

We prepare financial statements in accordance with SAP prescribed or permitted by the New York State Department of Financial Services, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.  Permitted SAP encompasses all accounting practices not so prescribed.  The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our state of domicile.  Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Specified statutory information (in millions) was as follows:

	As of December 31,
	2020	2019
U.S. capital and surplus	$997	$1,106

	For the Years Ended December 31,
	2020	2019	2018
U.S. net gain (loss) from operations, after-tax	$25	$102	$85
U.S. net income (loss)	23	99	80

Comparison of 2020 to 2019

Statutory net income (loss) decreased due primarily to unfavorable reserve strain on certain products and an increase in benefits, partially offset by favorable equity markets.

Comparison of 2019 to 2018

Statutory net income increased due primarily to more favorable reserve strain than experienced in the prior year on certain Annuities and Retirement Plan Services products, partially offset by higher death benefits, general insurance expenses and increased federal and foreign taxes incurred.

State Prescribed and Permitted Practices

Our state of domicile, New York, has adopted certain prescribed accounting practices that differ from those found in NAIC SAP.  These prescribed practices include the use of a more conservative valuation interest rate on certain annuities and use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed practices (in millions) were as follows:

	As of December 31,
	2020	2019
State Prescribed Practices
Conservative valuation rate on certain annuities	$(2)	$(2)
Calculation of reserves using continuous CARVM	(1)	-

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks.  The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile.  Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC.  The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake.  As of December 31, 2020, the Company’s RBC ratio was in excess of 10  times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to LNL.  Under New York laws and regulations, we may pay dividends to LNL without prior approval of the Superintendent of the New York State Department of Financial Services provided such dividend, along with all other dividends paid within the preceding 12 consecutive months, would not exceed the statutory limitation.  The current statutory limitation is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains.  We expect that we could pay dividends of approximately $25 million in 2021 without New York Department of Insurance approval.

15.  Fair Value of Financial Instruments

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

	As of December 31, 2020		As of December 31, 2019
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Assets
Fixed maturity AFS securities	$8,848	$8,848	$8,033	$8,033
Equity securities	1	1	2	2
Mortgage loans on real estate	943	1,035	916	952
Derivative investments (1)	9	9	11	11
Other investments	19	19	20	20
Cash and invested cash	103	103	82	82
Reinsurance related embedded derivatives	18	18	15	15
Other assets – GLB ceded embedded
derivatives	3	3	4	4
Separate account assets	7,734	7,734	7,095	7,095

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	(2)	(2)	(2)	(2)
Other contract holder funds:
Remaining guaranteed interest and similar contracts	(23)	(23)	(24)	(24)
Account values of certain investment contracts	(1,311)	(1,719)	(1,180)	(1,553)
Other liabilities:
Short-term debt	-	-	(26)	(26)
GLB direct embedded derivatives	(2)	(2)	(4)	(4)

(1)	We have master netting agreements with each of our derivative counterparties, which allow for the netting of our derivative asset and liability positions by counterparty.

Valuation Methodologies and Associated Inputs for Financial Instruments Not Carried at Fair Value

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Balance Sheets.  Considerable judgment is required to develop these assumptions used to measure fair value.  Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income.  The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record.  The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent.  The inputs used to measure the fair value of our mortgage loans on real estate are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments approximates fair value and primarily includes cash collateral receivables.  The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.  Other investments also includes Federal Home Loan Bank (“FHLB”) stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value.  The inputs used to measure the fair value of our FHLB stock are classified as Level 3 within the fair value hierarchy.

Other Contract Holder Funds

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts.  The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date.  These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.  As of December 31, 2020 and 2019, the remaining guaranteed interest and similar contracts carrying value approximated fair value.  The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.  The inputs used to measure the fair value of our other contract holder funds are classified as Level 3 within the fair value hierarchy.

Short-Term Debt

The carrying value of short-term debt approximates fair value.  The inputs used to measure the fair value of our short-term debt are classified as Level 2 within the fair value hierarchy.

Financial Instruments Carried at Fair Value

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2020 or 2019, and we noted no changes in our valuation methodologies between these periods.  The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2020
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$7,489	$87	$7,576
ABS	-	124	10	134
U.S. government bonds	18	-	-	18
Foreign government bonds	-	30	-	30
RMBS	-	357	1	358
CMBS	-	52	-	52
State and municipal bonds	-	598	-	598
Hybrid and redeemable preferred securities	-	76	6	82
Equity securities	1	-	-	1
Derivative investments (1)	-	11	5	16
Cash and invested cash	-	103	-	103
Reinsurance related embedded derivatives	-	18	-	18
Other assets – GLB ceded embedded derivatives	-	-	3	3
Separate account assets	34	7,700	-	7,734
Total assets	$53	$16,558	$112	$16,723

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities:
Derivative liabilities (1)	-	(10)	-	(10)
GLB direct embedded derivatives	-	-	(2)	(2)
Total liabilities	$-	$(10)	$(4)	$(14)

	As of December 31, 2019
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$6,891	$65	$6,956
ABS	-	114	-	114
U.S. government bonds	18	-	-	18
Foreign government bonds	-	34	2	36
RMBS	-	352	3	355
CMBS	-	25	-	25
State and municipal bonds	-	490	-	490
Hybrid and redeemable preferred securities	-	38	1	39
Equity securities	2	-	-	2
Derivative investments (1)	-	-	16	16
Cash and invested cash	-	82	-	82
Reinsurance related embedded derivatives	-	15	-	15
Other assets – GLB direct embedded derivatives	-	-	4	4
Separate account assets	39	7,056	-	7,095
Total assets	$59	$15,097	$91	$15,247

Liabilities
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	$-	$-	$(2)	$(2)
Other liabilities:
Derivative liabilities (1)	-	(2)	(3)	(5)
GLB direct embedded derivatives	-		(4)	(4)
Total liabilities	$-	$(2)	$(9)	$(11)

(1)	Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy.  This summary excludes any effect of amortization of DAC, VOBA, DSI and DFEL.  The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

	For the Year Ended December 31, 2020
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$65	$2	$24	$(19)	$15	$87
ABS	-	-	-	10	-	10
Foreign government bonds	2	-	-	(2)	-	-
RMBS	3	-	-	-	(2)	1
Hybrid and redeemable
preferred securities	1	-	-	-	5	6
Derivative investments	13	2	33	(18)	(25)	5
Other assets – GLB ceded
embedded derivatives (4)	4	(1)	-	-	-	3
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (4)	(4)	2	-	-	-	(2)
Total, net	$82	$5	$57	$(29)	$(7)	$108

	For the Year Ended December 31, 2019
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$63	$6	$2	$(5)	$(1)	$65
ABS	-	-	-	2	(2)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	-	-	-	3	-	3
CMBS	-	1	-	(1)	-	-
Hybrid and redeemable
preferred securities	2	-	(1)	-	-	1
Derivative investments	-	-	19	(6)	-	13
Other assets – GLB ceded
embedded derivatives (4)	15	(11)	-	-	-	4
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(1)	(1)	-	-	-	(2)
Other liabilities – GLB direct
embedded derivatives (4)	(16)	12	-	-	-	(4)
Total, net	$65	$7	$20	$(7)	$(3)	$82

	For the Year Ended December 31, 2018
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other (1)	Net	Net (2)	Value
Investments: (3)
Fixed maturity AFS securities:
Corporate bonds	$89	$5	$(12)	$(19)	$-	$63
ABS	6	-	-	-	(6)	-
Foreign government bonds	2	-	-	-	-	2
RMBS	5	-	-	-	(5)	-
Hybrid and redeemable
preferred securities	2	-	-	-	-	2
Other assets: (4)
GLB direct embedded derivatives	21	(21)	-	-	-	-
GLB ceded embedded derivatives	-	15	-	-	-	15
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives (4)	(2)	-	-	1	-	(1)
Other liabilities: (4)
GLB direct embedded derivatives	-	(16)	-	-	-	(16)
GLB ceded embedded derivatives	(21)	21	-	-	-	-
Total, net	$102	$4	$(12)	$(18)	$(11)	$65

(1)	The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 4).
(2)

Transfers into or out of Level 3 for fixed maturity AFS securities are reported at amortized cost as of the beginning-of-year.  The difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in the prior years.

(3)

Amortization and accretion of premiums and discounts are included in net investment income on our Statements of Comprehensive Income (Loss).  Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

(4)	Gains (losses) from the changes in fair value are included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported above:

	For the Year Ended December 31, 2020
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$44	$(58)	$-	$(1)	$(4)	$(19)
ABS	10	-	-	-	-	10
Foreign government bonds	-	-	(2)	-	-	(2)
RMBS	-	-	-	-	-	-
CMBS	-	-	-	-	-	-
Derivative investments	3	(21)	(1)	-	-	(18)
Total, net	$57	$(79)	$(3)	$(1)	$(4)	$(29)

	For the Year Ended December 31, 2019
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$7	$-	$-	$(1)	$(11)	$(5)
ABS	2	-	-	-	-	2
RMBS	3	-	-	-	-	3
CMBS	-	-	-	(1)	-	(1)
Derivative investments	-	(6)	-	-	-	(6)
Total, net	$12	$(6)	$-	$(2)	$(11)	$(7)

	For the Year Ended December 31, 2018
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$-	$(11)	$-	$(1)	$(7)	$(19)
Future contract benefits – indexed annuity
and IUL contracts embedded derivatives	-	-	-	1	-	1
Total, net	$-	$(11)	$-	$-	$(7)	$(18)

The following summarizes changes in unrealized gains (losses) included in net income, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Derivative investments (1)	$2	$-	$-
Other assets – GLB direct and ceded	31	43	(7)
Other liabilities – GLB direct and ceded	(31)	(43)	7
Total, net (1)	$2	$-	$-

(1)	Included in realized gain (loss) on our Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

For the
Year Ended
December 31,
2020
Fixed maturity AFS securities:
Corporate bonds	$4
Hybrid and redeemable preferred securities	(1)
Total, net	$3

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2020
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$22	$(7)	$15
RMBS	1	(3)	(2)
Hybrid and redeemable
preferred securities	5	-	5
Derivative investments	-	(25)	(25)
Total, net	$28	$(35)	$(7)

	For the Year Ended December 31, 2019
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$11	$(12)	$(1)
ABS	-	(2)	(2)
Total, net	$11	$(14)	$(3)

	For the Year Ended December 31, 2018
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
ABS	$-	$(6)	$(6)
RMBS	-	(5)	(5)
Total, net	$-	$(11)	$(11)

Transfers into and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors.  For the years ended December 31, 2020, 2019 and 2018, transfers in and out of Level 3 were attributable primarily to the securities’ observable market information no longer being available or becoming available.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2020:

							Weighted
							Average
	Fair	Valuation	Significant	Assumption or			Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities - corporate
bonds	$63	Discounted cash flow	Liquidity/duration adjustment (2)	0.2%	-	6.4%	1.7%
Other assets –
GLB direct and ceded
embedded derivatives	3	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%
Liabilities
Future contract benefits –
indexed annuity and IUL
contracts embedded
derivatives	(2)	Discounted cash flow	Lapse rate (3)	0%	-	9%	(10)
			Mortality rate (7)			(9)	(10)
Other liabilities –
GLB direct and ceded
embedded derivatives	(2)	Discounted cash flow	Long-term lapse rate (3)	1%	-	30%	(10)
			Utilization of guaranteed withdrawals (4)	85%	-	100%	94%
			Claims utilization factor (5)	60%	-	100%	(10)
			Premiums utilization factor (5)	80%	-	115%	(10)
			NPR (6)	0.06%	-	1.35%	0.95%
			Mortality rate (7)			(9)	(10)
			Volatility (8)	1%	-	28%	14.53%

(1)	Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2)

The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.

(3)

The lapse rate input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits.  The range for indexed annuity and IUL contracts represents the lapse rates during the surrender charge period.

(4)	The utilization of guaranteed withdrawals input represents the estimated percentage of contract holders that utilize the guaranteed withdrawal feature.
(5)

The utilization factors are applied to the present value of claims or premiums, as appropriate, in the GLB reserve calculation to estimate the impact of inefficient withdrawal behavior, including taking less than or more than the maximum guaranteed withdrawal.

(6)

The NPR input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The NPR input was weighted by the absolute value of the sensitivity of the reserve to the NPR assumption.

(7)	The mortality rate input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8)

The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets.  Fair value of the variable annuity GLB embedded derivatives would increase if higher volatilities were used for valuation. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account value assigned to each index.

(9)	The mortality rate is based on a combination of company and industry experience, adjusted for improvement factors.
(10)	A weighted average input range is not a meaningful measurement for lapse rate, utilization factors or mortality rate.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources.  We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us.  Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants.  The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability.  Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

•	Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•

Indexed annuity and IUL contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse rate or mortality rate inputs would have resulted in a decrease in the fair value measurement.

•

GLB embedded derivatives – Assuming our GLB direct embedded derivatives are in a liability position:  an increase in our lapse rate, NPR or mortality rate inputs would have resulted in a decrease in the fair value measurement; and an increase in the utilization of guaranteed withdrawal or volatility inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary.  For more information, see Note 1.

16.  Segment Information

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments.  We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments.  Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business.  The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering fixed (including indexed) and variable annuities.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

The Life Insurance segment focuses in the creation and protection of wealth through life insurance products, including term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs), IUL and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL and bank-owned UL and VUL products.

The Group Protection segment offers group non-medical insurance products, including short and long-term disability, absence management services, term life, dental, vision and accident and critical illness benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

Other Operations includes investments related to our excess capital, other corporate investments, benefit plan net liability, and the results of certain disability income business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments.  Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

•	Realized gains and losses associated with the following (“excluded realized gain (loss)”):
▪	Sales or disposals and impairments of financial assets;
▪	Changes in the fair value of equity securities;
▪	Changes in the fair value of embedded derivatives within certain reinsurance arrangements;
▪	GLB rider fees ceded to LNL; and
▪	The net valuation premium of the GLB attributed rider fees;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations;
•	Acquisition and integration costs related to mergers and acquisitions; and

•	Income (loss) from the initial adoption of new accounting standards, regulations, and policy changes including the net impact from the Tax Cuts and Jobs Act.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

The tables below reconcile our segment measures of performance to the GAAP measures presented in our Statements of Comprehensive Income (Loss) (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Revenues
Operating revenues:
Annuities	$131	$162	$167
Retirement Plan Services	72	73	69
Life Insurance	545	560	548
Group Protection	97	92	82
Other Operations	27	27	30
Excluded realized gain (loss), pre-tax	28	19	(29)
Total revenues	$900	$933	$867

	For the Years Ended December 31,
	2020	2019	2018
Net Income (Loss)
Income (loss) from operations:
Annuities	$43	$49	$58
Retirement Plan Services	6	6	4
Life Insurance	(29)	121	8
Group Protection	(3)	(9)	(8)
Other Operations	21	21	23
Excluded realized gain (loss), after-tax	22	16	(23)
Net impact from the Tax Cuts and Jobs Act	-	1	9
Net income (loss)	$60	$205	$71

Other segment information (in millions) was as follows:

	For the Years Ended December 31,
	2020	2019	2018
Net Investment Income
Annuities	$28	$34	$37
Retirement Plan Services	63	63	60
Life Insurance	257	269	256
Group Protection	6	6	8
Other Operations	27	27	30
Total net investment income	$381	$399	$391

	For the Years Ended December 31,
	2020	2019	2018
Amortization of DAC and VOBA, Net of Interest
Annuities	$18	$21	$16
Retirement Plan Services	-	1	1
Life Insurance	86	(82)	84
Group Protection	3	3	2
Total amortization of DAC and VOBA, net of interest	$107	$(57)	$103

	For the Years Ended December 31,
	2020	2019	2018
Federal Income Tax Expense (Benefit)
Annuities	$7	$8	$11
Life Insurance	(8)	32	1
Group Protection	(1)	(2)	(2)
Other Operations	6	6	7
Excluded realized gain (loss)	6	4	(6)
Net impact from the Tax Cuts and Jobs Act	-	(1)	(9)
Total federal income tax expense (benefit)	$10	$47	$2

	As of December 31,
	2020	2019
Assets
Annuities	$6,898	$6,499
Retirement Plan Services	3,090	2,718
Life Insurance	9,624	9,077
Group Protection	176	172
Other Operations	837	747
Total assets	$20,625	$19,213

17.  Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2020	2019	2018
Income taxes paid (received)	$31	$7	$27

18.  Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on our Balance Sheets:

	As of December 31,
	2020	2019
Assets with affiliates:
Ceded reinsurance contracts	$153	$144	Reinsurance recoverables, net of allowance
			for credit losses
Ceded reinsurance contracts	18	11	Reinsurance related embedded derivatives
Ceded reinsurance contracts	13	18	Other assets
Service agreement receivable	4	8	Other assets

Liabilities with affiliates:
Inter-company short-term debt	-	26	Other liabilities
Ceded reinsurance contracts	2	-	Other liabilities
Service agreement payable	19	1	Other liabilities

The following summarizes transactions with affiliates (in millions) and the associated line item on our Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2020	2019	2018
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(25)	$(17)	$(10)	Insurance premiums
Fees for management of general account	(2)	(2)	(3)	Net investment income
Realized gains (losses) on ceded reinsurance contracts:
GLB reserves embedded derivatives	(1)	(12)	37	Realized gain (loss)
Other gains (losses)	(38)	(38)	(49)	Realized gain (loss)
Ceded reinsurance contracts	-	-	1	Other revenues

Benefits and expenses with affiliates:
Interest credited on ceded reinsurance contracts	(1)	(1)	(2)	Interest credited
Reinsurance (recoveries) benefits on ceded reinsurance	(10)	(1)	(16)	Benefits
Ceded reinsurance contracts	(16)	(23)	(23)	Commissions and other
				expenses
Service agreement payments	61	77	68	Commissions and other
				expenses

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs.  The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs.  The borrowing limit is currently 2% of our admitted assets as of December 31, 2020.

Service Agreements

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead from LNC.  Corporate overhead expenses are allocated based on specific methodologies for each function.  The majority of the expenses are allocated based on the following methodologies:  headcount, capital, investments by product, assets under management, weighted policies in force and sales.

Ceded Reinsurance Contracts

We cede business to two affiliated companies, LNL, our parent, and LNBAR, a wholly-owned subsidiary of LNC.  As discussed in Note 4, we cede the GLB reserves embedded derivatives and the related hedge results to LNL.

19.  Subsequent Events

Management evaluated subsequent events for the Company through April 1, 2021, the date the financial statements were available to be issued.  On March 24, 2021, LLANY paid a cash dividend in the amount of $25 million to LNL.

Management identified no other items or events required for disclosure.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of assets and liabilities

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	$232,461	$232,461	$232,461
AB VPS Growth and Income Portfolio - Class A	364,341	364,341	364,341
AB VPS International Value Portfolio - Class A	26,858	26,858	26,858
AB VPS Small/Mid Cap Value Portfolio - Class A	6,046	6,046	6,046
American Century VP Disciplined Core Value Fund - Class I	12,064	12,064	12,064
American Century VP Inflation Protection Fund - Class II	37,444	37,444	37,444
American Century VP International Fund - Class I	106,255	106,255	106,255
American Funds Global Growth Fund - Class 2	180,295	180,295	180,295
American Funds Global Small Capitalization Fund - Class 2	296,345	296,345	296,345
American Funds Growth Fund - Class 2	408,154	408,154	408,154
American Funds Growth-Income Fund - Class 2	4,678	4,678	4,678
American Funds High-Income Bond Fund - Class 2	5,051	5,051	5,051
American Funds International Fund - Class 2	1,066,696	1,066,696	1,066,696
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	42,621	42,621	42,621
BlackRock Equity Dividend V.I. Fund - Class I	74,673	74,673	74,673
BlackRock Global Allocation V.I. Fund - Class I	45,388	45,388	45,388
BlackRock High Yield V.I. Fund - Class I	212,233	212,233	212,233
ClearBridge Variable Small Cap Growth Portfolio - Class I	69,336	69,336	69,336
Delaware VIP® Diversified Income Series - Standard Class	91,838	91,838	91,838
Delaware VIP® Emerging Markets Series - Standard Class	407,186	407,186	407,186
Delaware VIP® High Yield Series - Standard Class	18,091	18,091	18,091
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	223,001	223,001	223,001
Delaware VIP® REIT Series - Standard Class	61,023	61,023	61,023
Delaware VIP® Small Cap Value Series - Standard Class	252,442	252,442	252,442
Delaware VIP® U.S. Growth Series - Standard Class	131,174	131,174	131,174
Delaware VIP® Value Series - Standard Class	528,892	528,892	528,892
DWS Equity 500 Index VIP Portfolio - Class A	687,819	687,819	687,819
DWS Small Cap Index VIP Portfolio - Class A	178,918	178,918	178,918
Fidelity® VIP Asset Manager Portfolio - Service Class	157,112	157,112	157,112
Fidelity® VIP Contrafund® Portfolio - Service Class	237,768	237,768	237,768
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	279,307	279,307	279,307
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	53,422	53,422	53,422
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	78,759	78,759	78,759
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	260,277	260,277	260,277
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	499,851	499,851	499,851
Fidelity® VIP Mid Cap Portfolio - Service Class	52,666	52,666	52,666
Fidelity® VIP Overseas Portfolio - Service Class	16,385	16,385	16,385
Franklin Mutual Shares VIP Fund - Class 1	41,272	41,272	41,272
Janus Henderson Balanced Portfolio - Service Shares	728,058	728,058	728,058
LVIP Baron Growth Opportunities Fund - Service Class	133,897	133,897	133,897
LVIP Baron Growth Opportunities Fund - Standard Class	89,390	89,390	89,390
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	10,835	10,835	10,835
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	14,275	14,275	14,275
LVIP Delaware Bond Fund - Standard Class	1,492,560	1,492,560	1,492,560
LVIP Delaware Mid Cap Value Fund - Standard Class	4,988	4,988	4,988
LVIP Delaware Social Awareness Fund - Standard Class	13,807	13,807	13,807
LVIP Delaware Wealth Builder Fund - Standard Class	34,942	34,942	34,942
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	239,666	239,666	239,666
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	5,703	5,703	5,703
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	20,335	20,335	20,335
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2,269	2,269	2,269
LVIP Government Money Market Fund - Standard Class	2,767,102	2,767,102	2,767,102
LVIP JPMorgan High Yield Fund - Standard Class	470,854	470,854	470,854
LVIP MFS Value Fund - Standard Class	191,966	191,966	191,966
LVIP Mondrian International Value Fund - Standard Class	98,707	98,707	98,707
LVIP SSGA Bond Index Fund - Standard Class	1,345,666	1,345,666	1,345,666
LVIP SSGA International Index Fund - Standard Class	1,058,722	1,058,722	1,058,722
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,845,968	1,845,968	1,845,968
LVIP SSGA S&P 500 Index Fund - Standard Class	1,587,791	1,587,791	1,587,791
LVIP SSGA Small-Cap Index Fund - Standard Class	367,864	367,864	367,864
LVIP T. Rowe Price Growth Stock Fund - Standard Class	3,443,820	3,443,820	3,443,820

See accompanying notes.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of assets and liabilities (continued)

December 31, 2020

Subaccount	Investments	Total Assets	Net Assets
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	$135,311	$135,311	$135,311
MFS® VIT Total Return Series - Initial Class	1,022,016	1,022,016	1,022,016
MFS® VIT Utilities Series - Initial Class	48,904	48,904	48,904
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	234,284	234,284	234,284
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	29,860	29,860	29,860
PIMCO VIT Real Return Portfolio - Administrative Class	132,218	132,218	132,218
Templeton Global Bond VIP Fund - Class 1	348,157	348,157	348,157
Templeton Growth VIP Fund - Class 1	7,616	7,616	7,616

See accompanying notes.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of operations

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
AB VPS Global Thematic Growth Portfolio - Class A	$737	$(246)	$491	$1,858
AB VPS Growth and Income Portfolio - Class A	5,011	(646)	4,365	(14,726)
AB VPS International Value Portfolio - Class A	471	(49)	422	(2,471)
AB VPS Small/Mid Cap Value Portfolio - Class A	1,291	(12)	1,279	(16,994)
American Century VP Disciplined Core Value Fund - Class I	208	(31)	177	(1,759)
American Century VP Inflation Protection Fund - Class II	489	(72)	417	324
American Century VP International Fund - Class I	412	(168)	244	149
American Funds Global Growth Fund - Class 2	1,031	(228)	803	116,921
American Funds Global Small Capitalization Fund - Class 2	421	(34)	387	13,218
American Funds Growth Fund - Class 2	753	(480)	273	15,243
American Funds Growth-Income Fund - Class 2	57	(6)	51	33
American Funds High-Income Bond Fund - Class 2	408	(21)	387	(3,418)
American Funds International Fund - Class 2	6,962	(1,886)	5,076	98,323
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	766	(85)	681	(1,055)
BlackRock Equity Dividend V.I. Fund - Class I	1,456	(230)	1,226	(171)
BlackRock Global Allocation V.I. Fund - Class I	521	(58)	463	39
BlackRock High Yield V.I. Fund - Class I	9,750	—	9,750	(172)
ClearBridge Variable Small Cap Growth Portfolio - Class I	—	(106)	(106)	318
Delaware VIP® Diversified Income Series - Standard Class	16,693	(154)	16,539	8,299
Delaware VIP® Emerging Markets Series - Standard Class	3,010	(695)	2,315	2,558
Delaware VIP® High Yield Series - Standard Class	3,636	(74)	3,562	(1,860)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	4,176	(455)	3,721	821
Delaware VIP® REIT Series - Standard Class	1,899	(146)	1,753	(8,125)
Delaware VIP® Small Cap Value Series - Standard Class	2,734	(372)	2,362	(2,989)
Delaware VIP® U.S. Growth Series - Standard Class	—	(107)	(107)	(5,555)
Delaware VIP® Value Series - Standard Class	10,209	(967)	9,242	(11,814)
DWS Equity 500 Index VIP Portfolio - Class A	10,563	(1,287)	9,276	6,461
DWS Small Cap Index VIP Portfolio - Class A	1,521	(339)	1,182	(343)
Fidelity® VIP Asset Manager Portfolio - Service Class	2,055	(283)	1,772	1,071
Fidelity® VIP Contrafund® Portfolio - Service Class	819	(429)	390	160,847
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	21	—	21	(3,501)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2,844	—	2,844	110
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	416	—	416	205
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	152	—	152	289
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	2,970	—	2,970	10,559
Fidelity® VIP Growth Portfolio - Service Class	109	—	109	83,745
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	10,728	(1,145)	9,583	6,838
Fidelity® VIP Mid Cap Portfolio - Service Class	233	(67)	166	(274)
Fidelity® VIP Overseas Portfolio - Service Class	128	(30)	98	5,783
Franklin Mutual Shares VIP Fund - Class 1	1,149	(55)	1,094	(535)
Janus Henderson Balanced Portfolio - Service Shares	9,909	(2,295)	7,614	2,943
LVIP Baron Growth Opportunities Fund - Service Class	—	(191)	(191)	2,660
LVIP Baron Growth Opportunities Fund - Standard Class	—	(183)	(183)	20,306
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	210	(22)	188	16
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	51	(81)	(30)	9,751
LVIP Delaware Bond Fund - Standard Class	34,258	(2,062)	32,196	57,623
LVIP Delaware Mid Cap Value Fund - Standard Class	120	(8)	112	(3)
LVIP Delaware Social Awareness Fund - Standard Class	159	(74)	85	4,974
LVIP Delaware Wealth Builder Fund - Standard Class	660	(66)	594	(2,680)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,216	(381)	2,835	176
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	118	(12)	106	255
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	422	(39)	383	(32)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	45	(4)	41	—
LVIP Government Money Market Fund - Standard Class	23,854	(2,323)	21,531	—
LVIP JPMorgan High Yield Fund - Standard Class	22,273	(961)	21,312	1,611
LVIP MFS Value Fund - Standard Class	2,938	—	2,938	69,369
LVIP Mondrian International Value Fund - Standard Class	2,157	(164)	1,993	(782)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Global Thematic Growth Portfolio - Class A	$10,345	$12,203	$33,858	$46,552
AB VPS Growth and Income Portfolio - Class A	16,798	2,072	3,963	10,400
AB VPS International Value Portfolio - Class A	—	(2,471)	743	(1,306)
AB VPS Small/Mid Cap Value Portfolio - Class A	5,909	(11,085)	12,013	2,207
American Century VP Disciplined Core Value Fund - Class I	521	(1,238)	(1,820)	(2,881)
American Century VP Inflation Protection Fund - Class II	—	324	3,058	3,799
American Century VP International Fund - Class I	1,244	1,393	24,143	25,780
American Funds Global Growth Fund - Class 2	12,114	129,035	(13,027)	116,811
American Funds Global Small Capitalization Fund - Class 2	15,726	28,944	34,201	63,532
American Funds Growth Fund - Class 2	4,892	20,135	96,466	116,874
American Funds Growth-Income Fund - Class 2	108	141	886	1,078
American Funds High-Income Bond Fund - Class 2	—	(3,418)	(11)	(3,042)
American Funds International Fund - Class 2	—	98,323	103,096	206,495
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	873	(182)	(353)	146
BlackRock Equity Dividend V.I. Fund - Class I	2,466	2,295	(1,090)	2,431
BlackRock Global Allocation V.I. Fund - Class I	2,129	2,168	5,313	7,944
BlackRock High Yield V.I. Fund - Class I	—	(172)	5,021	14,599
ClearBridge Variable Small Cap Growth Portfolio - Class I	4,679	4,997	17,122	22,013
Delaware VIP® Diversified Income Series - Standard Class	—	8,299	5,542	30,380
Delaware VIP® Emerging Markets Series - Standard Class	6,975	9,533	49,599	61,447
Delaware VIP® High Yield Series - Standard Class	—	(1,860)	(1,334)	368
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	—	821	6,310	10,852
Delaware VIP® REIT Series - Standard Class	5,014	(3,111)	(5,680)	(7,038)
Delaware VIP® Small Cap Value Series - Standard Class	11,861	8,872	13,060	24,294
Delaware VIP® U.S. Growth Series - Standard Class	1,613	(3,942)	22,480	18,431
Delaware VIP® Value Series - Standard Class	23,573	11,759	(15,297)	5,704
DWS Equity 500 Index VIP Portfolio - Class A	37,061	43,522	67,020	119,818
DWS Small Cap Index VIP Portfolio - Class A	14,072	13,729	25,360	40,271
Fidelity® VIP Asset Manager Portfolio - Service Class	1,832	2,903	16,678	21,353
Fidelity® VIP Contrafund® Portfolio - Service Class	2,668	163,515	20,386	184,291
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	8,076	4,575	(8,499)	(3,903)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	8,406	8,516	32,111	43,471
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	929	1,134	10,226	11,776
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	1,243	1,532	2,392	4,076
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	4,287	14,846	8,653	26,469
Fidelity® VIP Growth Portfolio - Service Class	17,004	100,749	(34,382)	66,476
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	200	7,038	27,922	44,543
Fidelity® VIP Mid Cap Portfolio - Service Class	—	(274)	8,845	8,737
Fidelity® VIP Overseas Portfolio - Service Class	164	5,947	(1,296)	4,749
Franklin Mutual Shares VIP Fund - Class 1	1,440	905	(2,976)	(977)
Janus Henderson Balanced Portfolio - Service Shares	9,872	12,815	66,957	87,386
LVIP Baron Growth Opportunities Fund - Service Class	2,335	4,995	42,679	47,483
LVIP Baron Growth Opportunities Fund - Standard Class	1,913	22,219	7,717	29,753
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	23	39	(427)	(200)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	203	9,954	700	10,624
LVIP Delaware Bond Fund - Standard Class	30,214	87,837	59,055	179,088
LVIP Delaware Mid Cap Value Fund - Standard Class	43	40	621	773
LVIP Delaware Social Awareness Fund - Standard Class	2,602	7,576	(829)	6,832
LVIP Delaware Wealth Builder Fund - Standard Class	374	(2,306)	3,474	1,762
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	8,422	8,598	35,278	46,711
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	104	359	(72)	393
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	162	130	581	1,094
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	29	29	56	126
LVIP Government Money Market Fund - Standard Class	154	154	—	21,685
LVIP JPMorgan High Yield Fund - Standard Class	—	1,611	14,860	37,783
LVIP MFS Value Fund - Standard Class	79	69,448	(91,365)	(18,979)
LVIP Mondrian International Value Fund - Standard Class	2,300	1,518	2,565	6,076

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of operations (continued)

Year Ended December 31, 2020

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments
LVIP SSGA Bond Index Fund - Standard Class	$28,328	$(2,228)	$26,100	$4,773
LVIP SSGA International Index Fund - Standard Class	23,615	(1,143)	22,472	(12,692)
LVIP SSGA Mid-Cap Index Fund - Standard Class	24,846	(1,466)	23,380	(69,821)
LVIP SSGA S&P 500 Index Fund - Standard Class	22,370	(1,940)	20,430	530,049
LVIP SSGA Small-Cap Index Fund - Standard Class	3,257	(482)	2,775	15,750
LVIP T. Rowe Price Growth Stock Fund - Standard Class	—	(2,886)	(2,886)	54,173
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	—	(313)	(313)	145,014
MFS® VIT Growth Series - Initial Class	—	—	—	19,380
MFS® VIT Total Return Series - Initial Class	33,718	(750)	32,968	50,606
MFS® VIT Utilities Series - Initial Class	1,102	(90)	1,012	2,795
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	—	(354)	(354)	11,453
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	305	(88)	217	(114)
PIMCO VIT Real Return Portfolio - Administrative Class	1,255	(170)	1,085	826
T. Rowe Price Equity Income Portfolio	1,035	—	1,035	(4,721)
Templeton Global Bond VIP Fund - Class 1	29,761	(669)	29,092	(2,081)
Templeton Growth VIP Fund - Class 1	214	(12)	202	(29)

See accompanying notes.

Subaccount	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Bond Index Fund - Standard Class	$—	$4,773	$27,021	$57,894
LVIP SSGA International Index Fund - Standard Class	—	(12,692)	42,375	52,155
LVIP SSGA Mid-Cap Index Fund - Standard Class	75,554	5,733	177,731	206,844
LVIP SSGA S&P 500 Index Fund - Standard Class	25,986	556,035	(142,034)	434,431
LVIP SSGA Small-Cap Index Fund - Standard Class	16,525	32,275	40,516	75,566
LVIP T. Rowe Price Growth Stock Fund - Standard Class	119,370	173,543	746,960	917,617
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	26,762	171,776	(51,797)	119,666
MFS® VIT Growth Series - Initial Class	2,865	22,245	(10,775)	11,470
MFS® VIT Total Return Series - Initial Class	39,073	89,679	6,095	128,742
MFS® VIT Utilities Series - Initial Class	1,149	3,944	(1,879)	3,077
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	8,003	19,456	22,116	41,218
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(114)	(1,122)	(1,019)
PIMCO VIT Real Return Portfolio - Administrative Class	—	826	8,571	10,482
T. Rowe Price Equity Income Portfolio	—	(4,721)	3,871	185
Templeton Global Bond VIP Fund - Class 1	—	(2,081)	(44,545)	(17,534)
Templeton Growth VIP Fund - Class 1	—	(29)	689	862

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets

Years Ended December 31, 2019 and 2020

	AB VPS Global Thematic Growth Portfolio - Class A Subaccount	AB VPS Growth and Income Portfolio - Class A Subaccount	AB VPS International Value Portfolio - Class A Subaccount	AB VPS Small/Mid Cap Value Portfolio - Class A Subaccount	American Century VP Disciplined Core Value Fund - Class I Subaccount	American Century VP Inflation Protection Fund - Class II Subaccount	American Century VP International Fund - Class I Subaccount
NET ASSETS AT JANUARY 1, 2019	$95,089	$243,284	$29,511	$173,967	$34,386	$86	$28,795
Changes From Operations:
• Net investment income (loss)	201	2,712	222	811	627	168	67
• Net realized gain (loss) on investments	6,341	19,422	(1,264)	11,779	3,268	—	(675)
• Net change in unrealized appreciation or depreciation on investments	17,373	33,317	6,077	17,464	3,449	(80)	10,242
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	23,915	55,451	5,035	30,054	7,344	88	9,634
Changes From Unit Transactions:
• Net unit transactions	(21,222)	50,771	(3,591)	(57,120)	(5,506)	45,799	32,259
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,222)	50,771	(3,591)	(57,120)	(5,506)	45,799	32,259
TOTAL INCREASE (DECREASE) IN NET ASSETS	2,693	106,222	1,444	(27,066)	1,838	45,887	41,893
NET ASSETS AT DECEMBER 31, 2019	97,782	349,506	30,955	146,901	36,224	45,973	70,688
Changes From Operations:
• Net investment income (loss)	491	4,365	422	1,279	177	417	244
• Net realized gain (loss) on investments	12,203	2,072	(2,471)	(11,085)	(1,238)	324	1,393
• Net change in unrealized appreciation or depreciation on investments	33,858	3,963	743	12,013	(1,820)	3,058	24,143
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	46,552	10,400	(1,306)	2,207	(2,881)	3,799	25,780
Changes From Unit Transactions:
• Net unit transactions	88,127	4,435	(2,791)	(143,062)	(21,279)	(12,328)	9,787
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	88,127	4,435	(2,791)	(143,062)	(21,279)	(12,328)	9,787
TOTAL INCREASE (DECREASE) IN NET ASSETS	134,679	14,835	(4,097)	(140,855)	(24,160)	(8,529)	35,567
NET ASSETS AT DECEMBER 31, 2020	$232,461	$364,341	$26,858	$6,046	$12,064	$37,444	$106,255

See accompanying notes.

	American Funds Global Growth Fund - Class 2 Subaccount	American Funds Global Small Capitalization Fund - Class 2 Subaccount	American Funds Growth Fund - Class 2 Subaccount	American Funds Growth- Income Fund - Class 2 Subaccount	American Funds High-Income Bond Fund - Class 2 Subaccount	American Funds International Fund - Class 2 Subaccount
NET ASSETS AT JANUARY 1, 2019	$352,148	$254,355	$398,250	$158,583	$82,891	$555,596
Changes From Operations:
• Net investment income (loss)	3,977	476	1,442	60	2,491	19,505
• Net realized gain (loss) on investments	18,118	21,638	44,259	(1,106)	1,043	27,750
• Net change in unrealized appreciation or depreciation on investments	86,758	66,161	44,447	16,236	5,361	166,445
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	108,853	88,275	90,148	15,190	8,895	213,700
Changes From Unit Transactions:
• Net unit transactions	(50,904)	63,224	(307,526)	(173,773)	(61,684)	798,408
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(50,904)	63,224	(307,526)	(173,773)	(61,684)	798,408
TOTAL INCREASE (DECREASE) IN NET ASSETS	57,949	151,499	(217,378)	(158,583)	(52,789)	1,012,108
NET ASSETS AT DECEMBER 31, 2019	410,097	405,854	180,872	—	30,102	1,567,704
Changes From Operations:
• Net investment income (loss)	803	387	273	51	387	5,076
• Net realized gain (loss) on investments	129,035	28,944	20,135	141	(3,418)	98,323
• Net change in unrealized appreciation or depreciation on investments	(13,027)	34,201	96,466	886	(11)	103,096
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	116,811	63,532	116,874	1,078	(3,042)	206,495
Changes From Unit Transactions:
• Net unit transactions	(346,613)	(173,041)	110,408	3,600	(22,009)	(707,503)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(346,613)	(173,041)	110,408	3,600	(22,009)	(707,503)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(229,802)	(109,509)	227,282	4,678	(25,051)	(501,008)
NET ASSETS AT DECEMBER 31, 2020	$180,295	$296,345	$408,154	$4,678	$5,051	$1,066,696

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	American Funds U.S. Government/ AAA-Rated Securities Fund - Class 2 Subaccount	BlackRock Equity Dividend V.I. Fund - Class I Subaccount	BlackRock Global Allocation V.I. Fund - Class I Subaccount	BlackRock High Yield V.I. Fund - Class I Subaccount	ClearBridge Variable Small Cap Growth Portfolio - Class I Subaccount	Delaware VIP® Diversified Income Series - Standard Class Subaccount	Delaware VIP® Emerging Markets Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$2,923	$58,639	$39,753	$—	$—	$485,509	$84,414
Changes From Operations:
• Net investment income (loss)	54	1,151	355	5,133	(57)	13,851	1,585
• Net realized gain (loss) on investments	—	4,651	659	120	3,801	2,517	6,611
• Net change in unrealized appreciation or depreciation on investments	91	10,067	5,286	3,189	(1,502)	18,499	50,761
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	145	15,869	6,300	8,442	2,242	34,867	58,957
Changes From Unit Transactions:
• Net unit transactions	(11)	(1,129)	(12,499)	168,670	47,132	(407,169)	285,582
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11)	(1,129)	(12,499)	168,670	47,132	(407,169)	285,582
TOTAL INCREASE (DECREASE) IN NET ASSETS	134	14,740	(6,199)	177,112	49,374	(372,302)	344,539
NET ASSETS AT DECEMBER 31, 2019	3,057	73,379	33,554	177,112	49,374	113,207	428,953
Changes From Operations:
• Net investment income (loss)	681	1,226	463	9,750	(106)	16,539	2,315
• Net realized gain (loss) on investments	(182)	2,295	2,168	(172)	4,997	8,299	9,533
• Net change in unrealized appreciation or depreciation on investments	(353)	(1,090)	5,313	5,021	17,122	5,542	49,599
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	146	2,431	7,944	14,599	22,013	30,380	61,447
Changes From Unit Transactions:
• Net unit transactions	39,418	(1,137)	3,890	20,522	(2,051)	(51,749)	(83,214)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	39,418	(1,137)	3,890	20,522	(2,051)	(51,749)	(83,214)
TOTAL INCREASE (DECREASE) IN NET ASSETS	39,564	1,294	11,834	35,121	19,962	(21,369)	(21,767)
NET ASSETS AT DECEMBER 31, 2020	$42,621	$74,673	$45,388	$212,233	$69,336	$91,838	$407,186

See accompanying notes.

	Delaware VIP® High Yield Series - Standard Class Subaccount	Delaware VIP® Limited-Term Diversified Income Series - Standard Class Subaccount	Delaware VIP® REIT Series - Standard Class Subaccount	Delaware VIP® Small Cap Value Series - Standard Class Subaccount	Delaware VIP® Smid Cap Core Series - Standard Class Subaccount	Delaware VIP® U.S. Growth Series - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$144,483	$35,153	$52,325	$78,237	$13,259	$300,027
Changes From Operations:
• Net investment income (loss)	10,484	2,848	267	755	84	(502)
• Net realized gain (loss) on investments	(11,883)	(48)	(6,302)	5,257	(1,881)	18,887
• Net change in unrealized appreciation or depreciation on investments	20,669	219	12,646	23,464	4,388	44,370
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	19,270	3,019	6,611	29,476	2,591	62,755
Changes From Unit Transactions:
• Net unit transactions	(80,163)	325,322	56,122	83,389	(15,850)	(265,843)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(80,163)	325,322	56,122	83,389	(15,850)	(265,843)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(60,893)	328,341	62,733	112,865	(13,259)	(203,088)
NET ASSETS AT DECEMBER 31, 2019	83,590	363,494	115,058	191,102	—	96,939
Changes From Operations:
• Net investment income (loss)	3,562	3,721	1,753	2,362	—	(107)
• Net realized gain (loss) on investments	(1,860)	821	(3,111)	8,872	—	(3,942)
• Net change in unrealized appreciation or depreciation on investments	(1,334)	6,310	(5,680)	13,060	—	22,480
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	368	10,852	(7,038)	24,294	—	18,431
Changes From Unit Transactions:
• Net unit transactions	(65,867)	(151,345)	(46,997)	37,046	—	15,804
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(65,867)	(151,345)	(46,997)	37,046	—	15,804
TOTAL INCREASE (DECREASE) IN NET ASSETS	(65,499)	(140,493)	(54,035)	61,340	—	34,235
NET ASSETS AT DECEMBER 31, 2020	$18,091	$223,001	$61,023	$252,442	$—	$131,174

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Delaware VIP® Value Series - Standard Class Subaccount	DWS Equity 500 Index VIP Portfolio - Class A Subaccount	DWS Small Cap Index VIP Portfolio - Class A Subaccount	Fidelity® VIP Asset Manager Portfolio - Service Class Subaccount	Fidelity® VIP Contrafund® Portfolio - Service Class Subaccount	Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$70,076	$735,516	$50,839	$147,384	$263,723	$158,148	$76,566
Changes From Operations:
• Net investment income (loss)	3,641	15,954	365	2,638	1,510	6,212	2,107
• Net realized gain (loss) on investments	17,099	66,223	4,899	(4,015)	57,214	9,763	3,323
• Net change in unrealized appreciation or depreciation on investments	24,557	102,944	12,272	22,167	71,750	23,314	15,491
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	45,297	185,121	17,536	20,790	130,474	39,289	20,921
Changes From Unit Transactions:
• Net unit transactions	454,574	(385,703)	54,159	7,160	130,405	136,052	29,739
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	454,574	(385,703)	54,159	7,160	130,405	136,052	29,739
TOTAL INCREASE (DECREASE) IN NET ASSETS	499,871	(200,582)	71,695	27,950	260,879	175,341	50,660
NET ASSETS AT DECEMBER 31, 2019	569,947	534,934	122,534	175,334	524,602	333,489	127,226
Changes From Operations:
• Net investment income (loss)	9,242	9,276	1,182	1,772	390	21	2,844
• Net realized gain (loss) on investments	11,759	43,522	13,729	2,903	163,515	4,575	8,516
• Net change in unrealized appreciation or depreciation on investments	(15,297)	67,020	25,360	16,678	20,386	(8,499)	32,111
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,704	119,818	40,271	21,353	184,291	(3,903)	43,471
Changes From Unit Transactions:
• Net unit transactions	(46,759)	33,067	16,113	(39,575)	(471,125)	(329,586)	108,610
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,759)	33,067	16,113	(39,575)	(471,125)	(329,586)	108,610
TOTAL INCREASE (DECREASE) IN NET ASSETS	(41,055)	152,885	56,384	(18,222)	(286,834)	(333,489)	152,081
NET ASSETS AT DECEMBER 31, 2020	$528,892	$687,819	$178,918	$157,112	$237,768	$—	$279,307

See accompanying notes.

	Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Freedom Income Portfolio(SM) - Service Class Subaccount	Fidelity® VIP Growth Portfolio - Service Class Subaccount	Fidelity® VIP Investment Grade Bond Portfolio - Service Class Subaccount	Fidelity® VIP Mid Cap Portfolio - Service Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$14,801	$32,239	$312,785	$165,679	$66,632	$86,513
Changes From Operations:
• Net investment income (loss)	230	214	8,719	272	11,346	305
• Net realized gain (loss) on investments	614	3,950	7,308	17,745	390	5,322
• Net change in unrealized appreciation or depreciation on investments	2,377	4,232	19,387	31,859	15,716	10,404
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	3,221	8,396	35,414	49,876	27,452	16,031
Changes From Unit Transactions:
• Net unit transactions	(3,433)	(24,434)	100,831	(53,334)	448,820	(60,589)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,433)	(24,434)	100,831	(53,334)	448,820	(60,589)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(212)	(16,038)	136,245	(3,458)	476,272	(44,558)
NET ASSETS AT DECEMBER 31, 2019	14,589	16,201	449,030	162,221	542,904	41,955
Changes From Operations:
• Net investment income (loss)	416	152	2,970	109	9,583	166
• Net realized gain (loss) on investments	1,134	1,532	14,846	100,749	7,038	(274)
• Net change in unrealized appreciation or depreciation on investments	10,226	2,392	8,653	(34,382)	27,922	8,845
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,776	4,076	26,469	66,476	44,543	8,737
Changes From Unit Transactions:
• Net unit transactions	27,057	58,482	(215,222)	(228,697)	(87,596)	1,974
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	27,057	58,482	(215,222)	(228,697)	(87,596)	1,974
TOTAL INCREASE (DECREASE) IN NET ASSETS	38,833	62,558	(188,753)	(162,221)	(43,053)	10,711
NET ASSETS AT DECEMBER 31, 2020	$53,422	$78,759	$260,277	$—	$499,851	$52,666

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	Fidelity® VIP Overseas Portfolio - Service Class Subaccount	Franklin Mutual Shares VIP Fund - Class 1 Subaccount	Goldman Sachs VIT Global Trends Allocation Fund - Service Shares Subaccount	Janus Henderson Balanced Portfolio - Service Shares Subaccount	LVIP Baron Growth Opportunities Fund - Service Class Subaccount	LVIP Baron Growth Opportunities Fund - Standard Class Subaccount	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$31,709	$45,569	$3,775,737	$539,925	$49,036	$67,978	$50,218
Changes From Operations:
• Net investment income (loss)	553	639	(1,219)	7,805	(214)	(224)	177
• Net realized gain (loss) on investments	1,234	1,635	49,369	17,874	15,484	3,890	4,495
• Net change in unrealized appreciation or depreciation on investments	6,508	6,941	80,138	91,448	9,247	26,953	84
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,295	9,215	128,288	117,127	24,517	30,619	4,756
Changes From Unit Transactions:
• Net unit transactions	(2,085)	(16,548)	(3,904,025)	(8,125)	(21,222)	28,073	(41,622)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,085)	(16,548)	(3,904,025)	(8,125)	(21,222)	28,073	(41,622)
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,210	(7,333)	(3,775,737)	109,002	3,295	58,692	(36,866)
NET ASSETS AT DECEMBER 31, 2019	37,919	38,236	—	648,927	52,331	126,670	13,352
Changes From Operations:
• Net investment income (loss)	98	1,094	—	7,614	(191)	(183)	188
• Net realized gain (loss) on investments	5,947	905	—	12,815	4,995	22,219	39
• Net change in unrealized appreciation or depreciation on investments	(1,296)	(2,976)	—	66,957	42,679	7,717	(427)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	4,749	(977)	—	87,386	47,483	29,753	(200)
Changes From Unit Transactions:
• Net unit transactions	(26,283)	4,013	—	(8,255)	34,083	(67,033)	(2,317)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(26,283)	4,013	—	(8,255)	34,083	(67,033)	(2,317)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,534)	3,036	—	79,131	81,566	(37,280)	(2,517)
NET ASSETS AT DECEMBER 31, 2020	$16,385	$41,272	$—	$728,058	$133,897	$89,390	$10,835

See accompanying notes.

	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class Subaccount	LVIP Delaware Bond Fund - Standard Class Subaccount	LVIP Delaware Mid Cap Value Fund - Standard Class Subaccount	LVIP Delaware Social Awareness Fund - Standard Class Subaccount	LVIP Delaware Wealth Builder Fund - Standard Class Subaccount	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$45,885	$1,625,327	$22,851	$22,461	$91,237	$190,149
Changes From Operations:
• Net investment income (loss)	80	55,882	29	701	1,162	2,470
• Net realized gain (loss) on investments	2,507	14,541	(278)	1,873	(7,775)	7,311
• Net change in unrealized appreciation or depreciation on investments	4,587	73,611	4,562	7,106	17,679	35,620
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,174	144,034	4,313	9,680	11,066	45,401
Changes From Unit Transactions:
• Net unit transactions	(28,977)	132,788	(24,162)	7,409	(55,504)	(72,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(28,977)	132,788	(24,162)	7,409	(55,504)	(72,476)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,803)	276,822	(19,849)	17,089	(44,438)	(27,075)
NET ASSETS AT DECEMBER 31, 2019	24,082	1,902,149	3,002	39,550	46,799	163,074
Changes From Operations:
• Net investment income (loss)	(30)	32,196	112	85	594	2,835
• Net realized gain (loss) on investments	9,954	87,837	40	7,576	(2,306)	8,598
• Net change in unrealized appreciation or depreciation on investments	700	59,055	621	(829)	3,474	35,278
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,624	179,088	773	6,832	1,762	46,711
Changes From Unit Transactions:
• Net unit transactions	(20,431)	(588,677)	1,213	(32,575)	(13,619)	29,881
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(20,431)	(588,677)	1,213	(32,575)	(13,619)	29,881
TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,807)	(409,589)	1,986	(25,743)	(11,857)	76,592
NET ASSETS AT DECEMBER 31, 2020	$14,275	$1,492,560	$4,988	$13,807	$34,942	$239,666

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Growth Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class Subaccount	LVIP Government Money Market Fund - Standard Class Subaccount	LVIP JPMorgan High Yield Fund - Standard Class Subaccount	LVIP MFS Value Fund - Standard Class Subaccount	LVIP Mondrian International Value Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$6,873	$17,892	$1,985	$6,646,202	$206,413	$573,153	$35,420
Changes From Operations:
• Net investment income (loss)	310	421	47	133,288	38,330	11,449	2,537
• Net realized gain (loss) on investments	507	882	85	27	(2,645)	19,339	(3,225)
• Net change in unrealized appreciation or depreciation on investments	613	1,490	75	—	6,679	137,339	8,637
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	1,430	2,793	207	133,315	42,364	168,127	7,949
Changes From Unit Transactions:
• Net unit transactions	4,877	(18)	4	1,364,813	463,458	(12,128)	29,937
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,877	(18)	4	1,364,813	463,458	(12,128)	29,937
TOTAL INCREASE (DECREASE) IN NET ASSETS	6,307	2,775	211	1,498,128	505,822	155,999	37,886
NET ASSETS AT DECEMBER 31, 2019	13,180	20,667	2,196	8,144,330	712,235	729,152	73,306
Changes From Operations:
• Net investment income (loss)	106	383	41	21,531	21,312	2,938	1,993
• Net realized gain (loss) on investments	359	130	29	154	1,611	69,448	1,518
• Net change in unrealized appreciation or depreciation on investments	(72)	581	56	—	14,860	(91,365)	2,565
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	393	1,094	126	21,685	37,783	(18,979)	6,076
Changes From Unit Transactions:
• Net unit transactions	(7,870)	(1,426)	(53)	(5,398,913)	(279,164)	(518,207)	19,325
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,870)	(1,426)	(53)	(5,398,913)	(279,164)	(518,207)	19,325
TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,477)	(332)	73	(5,377,228)	(241,381)	(537,186)	25,401
NET ASSETS AT DECEMBER 31, 2020	$5,703	$20,335	$2,269	$2,767,102	$470,854	$191,966	$98,707

See accompanying notes.

	LVIP SSGA Bond Index Fund - Standard Class Subaccount	LVIP SSGA International Index Fund - Standard Class Subaccount	LVIP SSGA Mid-Cap Index Fund - Standard Class Subaccount	LVIP SSGA S&P 500 Index Fund - Standard Class Subaccount	LVIP SSGA Small-Cap Index Fund - Standard Class Subaccount	LVIP T. Rowe Price Growth Stock Fund - Standard Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$—	$401,051	$785,482	$1,447,566	$154,906	$789,715
Changes From Operations:
• Net investment income (loss)	8,213	27,321	24,121	50,483	4,039	17
• Net realized gain (loss) on investments	917	(1,272)	212,140	153,847	22,172	142,336
• Net change in unrealized appreciation or depreciation on investments	6,622	112,878	50,210	430,684	38,688	206,469
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	15,752	138,927	286,471	635,014	64,899	348,822
Changes From Unit Transactions:
• Net unit transactions	314,852	599,026	1,072,873	1,256,049	260,234	1,132,927
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	314,852	599,026	1,072,873	1,256,049	260,234	1,132,927
TOTAL INCREASE (DECREASE) IN NET ASSETS	330,604	737,953	1,359,344	1,891,063	325,133	1,481,749
NET ASSETS AT DECEMBER 31, 2019	330,604	1,139,004	2,144,826	3,338,629	480,039	2,271,464
Changes From Operations:
• Net investment income (loss)	26,100	22,472	23,380	20,430	2,775	(2,886)
• Net realized gain (loss) on investments	4,773	(12,692)	5,733	556,035	32,275	173,543
• Net change in unrealized appreciation or depreciation on investments	27,021	42,375	177,731	(142,034)	40,516	746,960
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	57,894	52,155	206,844	434,431	75,566	917,617
Changes From Unit Transactions:
• Net unit transactions	957,168	(132,437)	(505,702)	(2,185,269)	(187,741)	254,739
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	957,168	(132,437)	(505,702)	(2,185,269)	(187,741)	254,739
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,015,062	(80,282)	(298,858)	(1,750,838)	(112,175)	1,172,356
NET ASSETS AT DECEMBER 31, 2020	$1,345,666	$1,058,722	$1,845,968	$1,587,791	$367,864	$3,443,820

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Statements of changes in net assets (continued)

Years Ended December 31, 2019 and 2020

	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class Subaccount	MFS® VIT Growth Series - Initial Class Subaccount	MFS® VIT Total Return Series - Initial Class Subaccount	MFS® VIT Utilities Series - Initial Class Subaccount	Neuberger Berman AMT Mid Cap Growth Portfolio - I Class Subaccount
NET ASSETS AT JANUARY 1, 2019	$316,221	$28,803	$975,377	$35,671	$121,060
Changes From Operations:
• Net investment income (loss)	439	—	32,725	2,038	(329)
• Net realized gain (loss) on investments	37,091	3,335	33,335	378	11,481
• Net change in unrealized appreciation or depreciation on investments	82,618	7,794	178,083	7,723	26,338
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	120,148	11,129	244,143	10,139	37,490
Changes From Unit Transactions:
• Net unit transactions	38,131	(68)	301,431	11,263	(11,305)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	38,131	(68)	301,431	11,263	(11,305)
TOTAL INCREASE (DECREASE) IN NET ASSETS	158,279	11,061	545,574	21,402	26,185
NET ASSETS AT DECEMBER 31, 2019	474,500	39,864	1,520,951	57,073	147,245
Changes From Operations:
• Net investment income (loss)	(313)	—	32,968	1,012	(354)
• Net realized gain (loss) on investments	171,776	22,245	89,679	3,944	19,456
• Net change in unrealized appreciation or depreciation on investments	(51,797)	(10,775)	6,095	(1,879)	22,116
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,666	11,470	128,742	3,077	41,218
Changes From Unit Transactions:
• Net unit transactions	(458,855)	(51,334)	(627,677)	(11,246)	45,821
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(458,855)	(51,334)	(627,677)	(11,246)	45,821
TOTAL INCREASE (DECREASE) IN NET ASSETS	(339,189)	(39,864)	(498,935)	(8,169)	87,039
NET ASSETS AT DECEMBER 31, 2020	$135,311	$—	$1,022,016	$48,904	$234,284

See accompanying notes.

	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class Subaccount	PIMCO VIT Real Return Portfolio - Administrative Class Subaccount	T. Rowe Price Equity Income Portfolio Subaccount	Templeton Global Bond VIP Fund - Class 1 Subaccount	Templeton Growth VIP Fund - Class 1 Subaccount
NET ASSETS AT JANUARY 1, 2019	$27,372	$—	$63,549	$257,237	$14,983
Changes From Operations:
• Net investment income (loss)	112	497	1,505	16,695	112
• Net realized gain (loss) on investments	3,607	38	2,712	4,559	(888)
• Net change in unrealized appreciation or depreciation on investments	737	1,492	10,883	(15,996)	2,259
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	4,456	2,027	15,100	5,258	1,483
Changes From Unit Transactions:
• Net unit transactions	(517)	54,956	(8,132)	23,802	(12,089)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(517)	54,956	(8,132)	23,802	(12,089)
TOTAL INCREASE (DECREASE) IN NET ASSETS	3,939	56,983	6,968	29,060	(10,606)
NET ASSETS AT DECEMBER 31, 2019	31,311	56,983	70,517	286,297	4,377
Changes From Operations:
• Net investment income (loss)	217	1,085	1,035	29,092	202
• Net realized gain (loss) on investments	(114)	826	(4,721)	(2,081)	(29)
• Net change in unrealized appreciation or depreciation on investments	(1,122)	8,571	3,871	(44,545)	689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,019)	10,482	185	(17,534)	862
Changes From Unit Transactions:
• Net unit transactions	(432)	64,753	(70,702)	79,394	2,377
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(432)	64,753	(70,702)	79,394	2,377
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,451)	75,235	(70,517)	61,860	3,239
NET ASSETS AT DECEMBER 31, 2020	$29,860	$132,218	$—	$348,157	$7,616

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements

December 31, 2020

1. Accounting Policies and Variable Account Information

The Variable Account: LLANY Separate Account S For Flexible Premium Variable Life Insurance (the Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on October 22, 2001, are part of the operations of the Company. The Variable Account consists of four products as follows:

• Lincoln CVUL Series III • Lincoln Corporate Commitment VUL • Lincoln Corporate Variable 4 • Lincoln Corporate Variable 5

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the variable life policies and may not be used to satisfy liabilities arising from any other business of the Company.

Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of one hundred seventy-two available mutual funds (the Funds) of twenty-eight open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):

Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares**

Invesco V.I. Comstock Fund - Series I Shares**

Invesco V.I. Growth and Income Fund - Series I Shares**

Invesco V.I. International Growth Fund - Series I Shares**

AllianceBernstein Variable Products Series Fund:

AB VPS Global Thematic Growth Portfolio - Class A

AB VPS Growth and Income Portfolio - Class A

AB VPS International Value Portfolio - Class A

AB VPS Large Cap Growth Portfolio - Class A**

AB VPS Small/Mid Cap Value Portfolio - Class A

American Century Variable Portfolios, Inc.:

American Century VP Disciplined Core Value Fund - Class I

American Century VP Inflation Protection Fund - Class II

American Century VP International Fund - Class I

American Century VP Mid Cap Value - Class I**

American Funds Insurance Series®:

American Funds Bond Fund - Class 2**

American Funds Capital Income Builder® - Class 2**

American Funds Global Growth Fund - Class 2

American Funds Global Small Capitalization Fund - Class 2

American Funds Growth Fund - Class 2

American Funds Growth-Income Fund - Class 2

American Funds High-Income Bond Fund - Class 2

American Funds International Fund - Class 2

American Funds U.S. Government/AAA-Rated Securities Fund - Class 2

BlackRock Variable Series Funds, Inc.:

BlackRock Equity Dividend V.I. Fund - Class I

BlackRock Global Allocation V.I. Fund - Class I

BlackRock Variable Series Funds II, Inc.:

BlackRock High Yield V.I. Fund - Class I

Delaware VIP® Trust:

Delaware VIP® Diversified Income Series - Standard Class

Delaware VIP® Emerging Markets Series - Standard Class

Delaware VIP® High Yield Series - Standard Class

Delaware VIP® Limited-Term Diversified Income Series - Standard Class

Delaware VIP® REIT Series - Standard Class

Delaware VIP® Small Cap Value Series - Standard Class

Delaware VIP® Smid Cap Core Series - Standard Class**

Delaware VIP® U.S. Growth Series - Standard Class

Delaware VIP® Value Series - Standard Class

Deutsche DWS Investments VIT Funds:

DWS Equity 500 Index VIP Portfolio - Class A

DWS Small Cap Index VIP Portfolio - Class A

Deutsche DWS Variable Series II:

DWS Alternative Asset Allocation VIP Portfolio - Class A**

Eaton Vance Variable Trust:

Eaton Vance VT Floating-Rate Income Fund - Initial Class**

Fidelity® Variable Insurance Products:

Fidelity® VIP Asset Manager Portfolio - Service Class

Fidelity® VIP Contrafund® Portfolio - Service Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Fidelity® VIP Equity-Income Portfolio - Service Class**

Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2025 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2035 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2045 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class**

Fidelity® VIP Freedom Income Portfolio(SM) - Service Class

Fidelity® VIP Growth Portfolio - Service Class**

Fidelity® VIP Investment Grade Bond Portfolio - Service Class

Fidelity® VIP Mid Cap Portfolio - Service Class

Fidelity® VIP Overseas Portfolio - Service Class

Fidelity® VIP Real Estate Portfolio - Service Class**

Franklin Templeton Variable Insurance Products Trust:

Franklin Income VIP Fund - Class 1**

Franklin Mutual Shares VIP Fund - Class 1

Franklin Rising Dividends VIP Fund - Class 1**

Franklin Small Cap Value VIP Fund - Class 2**

Franklin Small-Mid Cap Growth VIP Fund - Class 1**

Franklin U.S. Government Securities VIP Fund - Class 1**

Templeton Global Bond VIP Fund - Class 1

Templeton Growth VIP Fund - Class 1

Goldman Sachs Variable Insurance Trust:

Goldman Sachs VIT Global Trends Allocation Fund - Service Shares**

Goldman Sachs VIT Mid Cap Value Fund - Service Shares**

Ivy Variable Insurance Portfolios:

Ivy VIP Asset Strategy Portfolio - Class II**

Janus Aspen Series:

Janus Henderson Balanced Portfolio - Service Shares

Janus Henderson Enterprise Portfolio - Service Shares**

Janus Henderson Flexible Bond Portfolio - Service Shares**

Janus Henderson Global Research Portfolio - Service Shares**

JPMorgan Insurance Trust:

JPMorgan Insurance Trust Core Bond Portfolio - Class 1**

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1**

JPMorgan Insurance Trust Income Builder Portfolio - Class 1**

JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1**

Legg Mason Partners Variable Equity Trust:

ClearBridge Variable Aggressive Growth Portfolio - Class I**

ClearBridge Variable Mid Cap Portfolio - Class I**

ClearBridge Variable Small Cap Growth Portfolio - Class I

Lincoln Variable Insurance Products Trust*:

LVIP Baron Growth Opportunities Fund - Service Class

LVIP Baron Growth Opportunities Fund - Standard Class

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class

LVIP BlackRock Global Real Estate Fund - Standard Class**

LVIP BlackRock Inflation Protected Bond Fund - Standard Class**

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class**

LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class**

LVIP Delaware Bond Fund - Standard Class

LVIP Delaware Diversified Floating Rate Fund - Standard Class**

LVIP Delaware Mid Cap Value Fund - Standard Class

LVIP Delaware Social Awareness Fund - Standard Class

LVIP Delaware Wealth Builder Fund - Standard Class

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class**

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class**

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class**

LVIP Dimensional/Vanguard Total Bond Fund - Standard Class**

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class**

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

LVIP Global Growth Allocation Managed Risk Fund - Standard Class

LVIP Global Income Fund - Standard Class**

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class

LVIP Government Money Market Fund - Standard Class

LVIP JPMorgan High Yield Fund - Standard Class

LVIP JPMorgan Retirement Income Fund - Standard Class**

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class**

LVIP Loomis Sayles Global Growth Fund - Standard Class**

LVIP MFS International Growth Fund - Standard Class**

LVIP MFS Value Fund - Standard Class

LVIP Mondrian International Value Fund - Standard Class

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class**

LVIP PIMCO Low Duration Bond Fund - Standard Class**

LVIP SSGA Bond Index Fund - Standard Class

LVIP SSGA Conservative Index Allocation Fund - Standard Class**

LVIP SSGA Conservative Structured Allocation Fund - Standard Class**

LVIP SSGA Developed International 150 Fund - Standard Class**

LVIP SSGA Emerging Markets 100 Fund - Standard Class**

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class**

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class**

LVIP SSGA International Index Fund - Standard Class

LVIP SSGA International Managed Volatility Fund - Standard Class**

LVIP SSGA Large Cap 100 Fund - Standard Class**

LVIP SSGA Mid-Cap Index Fund - Standard Class

LVIP SSGA Moderate Index Allocation Fund - Standard Class**

LVIP SSGA Moderate Structured Allocation Fund - Standard Class**

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class**

LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class**

LVIP SSGA S&P 500 Index Fund - Standard Class

LVIP SSGA Short-Term Bond Index Fund - Standard Class**

LVIP SSGA Small-Cap Index Fund - Standard Class

LVIP SSGA Small-Mid Cap 200 Fund - Standard Class**

LVIP T. Rowe Price 2010 Fund - Standard Class**

LVIP T. Rowe Price 2020 Fund - Standard Class**

LVIP T. Rowe Price 2030 Fund - Standard Class**

LVIP T. Rowe Price 2040 Fund - Standard Class**

LVIP T. Rowe Price 2050 Fund - Standard Class**

LVIP T. Rowe Price 2060 Fund - Standard Class**

LVIP T. Rowe Price Growth Stock Fund - Standard Class

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class**

LVIP Vanguard Domestic Equity ETF Fund - Standard Class**

LVIP Vanguard International Equity ETF Fund - Standard Class**

LVIP Wellington Capital Growth Fund - Standard Class**

LVIP Wellington Mid-Cap Value Fund - Standard Class**

LVIP Western Asset Core Bond Fund - Standard Class**

M Fund, Inc.:

M Capital Appreciation Fund**

M International Equity Fund**

M Large Cap Growth Fund**

M Large Cap Value Fund**

MFS® Variable Insurance Trust:

MFS® VIT Growth Series - Initial Class**

MFS® VIT Mid Cap Growth Series - Initial Class**

MFS® VIT New Discovery Series - Initial Class**

MFS® VIT Total Return Bond Series - Initial Class**

MFS® VIT Total Return Series - Initial Class

MFS® VIT Utilities Series - Initial Class

MFS® Variable Insurance Trust II:

MFS® VIT II Core Equity Portfolio - Initial Class**

MFS® VIT II Technology Portfolio - Initial Class**

MFS® Variable Insurance Trust III:

MFS® VIT III Mid Cap Value Portfolio - Initial Class**

Neuberger Berman Advisers Management Trust:

Neuberger Berman AMT Mid Cap Growth Portfolio - I Class

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:

TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares**

TOPS® Balanced ETF Portfolio - Class 2 Shares**

TOPS® Conservative ETF Portfolio - Class 2 Shares**

TOPS® Growth ETF Portfolio - Class 2 Shares**

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

TOPS® Moderate Growth ETF Portfolio - Class 2 Shares**

PIMCO Variable Insurance Trust:

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**

PIMCO VIT Global Bond Opportunities Portfolio (Unhedged) - Administrative Class**

PIMCO VIT Real Return Portfolio - Administrative Class

PIMCO VIT Total Return Portfolio - Administrative Class**

Putnam Variable Trust:

Putnam VT Multi-Asset Absolute Return Fund - Class IA**

T. Rowe Price Equity Series, Inc.:

T. Rowe Price Equity Income Portfolio**

Wells Fargo Variable Trust:

Wells Fargo VT Discovery Fund - Class 2**

*  Denotes an affiliate of the Company

**  Available fund with no money invested at December 31, 2020

Each subaccount invests in shares of a single underlying Fund. The investment performance of each subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders' investments in the Funds and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2020. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.

Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account's investments in the Funds have not been classified in the fair value hierarchy.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

ASC 946-10-15, "Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions" provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity's purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.

Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

Investment Fund Changes: During 2019, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2019, the 2019 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2019:

Fidelity® VIP Freedom 2055 Portfolio(SM) - Service Class
Fidelity® VIP Freedom 2060 Portfolio(SM) - Service Class
Fidelity® VIP Real Estate Portfolio - Service Class
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1
LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class
MFS® VIT Total Return Bond Series - Initial Class

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

1. Accounting Policies and Variable Account Information (continued)

Also during 2019, the following fund changed its names:

Previous Fund Name	New Fund Name
LVIP Clarion Global Real Estate Fund - Standard Class	LVIP BlackRock Global Real Estate Fund - Standard Class

Also during 2019, the AIM Variable Insurance Funds trust assumed the assets and liabilities of the Oppenheimer Variable Account Funds trust. The following funds were affected:

Predecessor Fund	Fund
Oppenheimer Main Street Small Cap Fund®/VA Non-Service Shares	Invesco Oppenheimer V.I. Main Street Small Cap Fund® - Series I Shares

Also during 2019, the following fund ceased to be available as an investment option to Variable Account contract owners:

LVIP Goldman Sachs Income Builder Fund - Standard Class

During 2019, the following fund merger occurred:

Fund Acquired	Acquiring Fund
LVIP ClearBridge Large Cap Managed Volatility Fund - Standard Class	LVIP ClearBridge QS Select Large Cap Managed Volatility Fund - Standard Class

During 2020, the following funds became available as investment options for account contract owners.

LVIP T. Rowe Price 2060 Fund - Standard Class	TOPS® Conservative ETF Portfolio - Class 2 Shares
LVIP Western Asset Core Bond Fund - Standard Class	TOPS® Growth ETF Portfolio - Class 2 Shares
TOPS® Aggressive Growth ETF Portfolio - Class 2 Shares	TOPS® Moderate Growth ETF Portfolio - Class 2 Shares
TOPS® Balanced ETF Portfolio - Class 2 Shares

Also during 2020, the following funds changed their names:

Previous Fund Name	New Fund Name
American Century VP Income & Growth Fund - Class I	American Century VP Disciplined Core Value Fund - Class I
LVIP Delaware Special Opportunities Fund - Standard Class	LVIP Delaware Mid Cap Value Fund - Standard Class

COVID-19 Risk: The novel coronavirus (COVID-19), which was first detected in 2020, has resulted in , among other things, stressors to healthcare service infrastructure, country border closings, business and school closings and disruptions to supply chains and customer activity. This pandemic risk could have a significant adverse impact on subaccount investments.

2. Mortality and Expense Guarantees and Other Transactions with Affiliates

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported on the statement of operations. For the Lincoln Corporate Commitment VUL product and the Lincoln Corporate Variable 5 product, the mortality and expense guarantees are deducted as a monthly contract charge rather than a daily reduction of current value of the Variable Account. The rates are as follows:

•  Lincoln CVUL Series III at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Commitment VUL at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)

•  Lincoln Corporate Variable 4 at a daily rate of .0002740% to .0019178% (.10% to .70% on an annual basis)

•  Lincoln Corporate Variable 5 at a daily rate of .0002740% to .0010959% (.10% to .40% on an annual basis)

For the Lincoln Corporate Commitment VUL and Lincoln Corporate Variable 5 products, the mortality and expense guarantees deducted as a monthly charge amounted to $47,347 and $46,723 for the years ended December 31, 2020 and 2019, respectively.

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)

The Company deducts a premium load, based on product, to cover state taxes and federal income tax liabilities and a portion of the sales expenses incurred by the Company. Refer to the product prospectuses for the applicable rate. The premium loads for the years ended December 31, 2020 and 2019, amounted to $3,145 and $78,066, respectively.

The Company assumes responsibility for providing the insurance benefits included in the policy. The Company charges a monthly deduction of the cost of insurance and any charges for supplemental riders. The cost of insurance charge depends on the attained age, risk classification, gender classification (in accordance with state law)

and the current net amount at risk. The monthly deduction also includes a monthly administrative fee of $6 currently, guaranteed not to exceed $10 per month during all policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports. On a monthly basis, the administrative fee and the cost of insurance charge are deducted proportionately from the value of each variable subaccount and/or fixed account funding option. The fixed account is part of the general account of the Company and is not included in these financial statements. The administrative charges for the years ended December 31, 2020 and 2019, amounted to $7,582 and $9,764, respectively. The cost of insurance charges for the years ended December 31, 2020 and 2019, amounted to $572,209 and $522,275, respectively.

Under certain circumstances, the Company reserves the right to charge a transfer fee of up to $25 for transfers between variable subaccounts. For the years ended December 31, 2020 and 2019, no transfer fees were deducted from the variable subaccounts.

Premium load, cost of insurance, administrative and transfer fees are included within Net unit transactions on the Statements of Changes in Net Assets.

3. Financial Highlights

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for each year or period in the five years ended December 31, 2020, follows:

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
AB VPS Global Thematic Growth Portfolio - Class A
	2020		0.20%	0.20%	$22.53	$22.53	10,316	$232,461	39.13%	39.13%	0.60%
	2019		0.20%	0.20%	16.20	16.20	6,038	97,782	29.90%	29.90%	0.42%
	2018		0.20%	0.20%	12.47	12.47	7,627	95,089	-9.98%	-9.98%	0.00%
	2017		0.20%	0.20%	13.85	13.85	12,196	168,911	36.39%	36.39%	0.46%
	2016		0.20%	0.20%	10.15	10.15	8,257	83,842	-0.82%	-0.82%	0.00%
AB VPS Growth and Income Portfolio - Class A
	2020		0.20%	0.20%	16.94	16.94	21,506	364,341	2.52%	2.52%	1.55%
	2019		0.20%	0.20%	16.53	16.53	21,149	349,506	23.67%	23.67%	1.26%
	2018		0.20%	0.20%	13.36	13.36	18,205	243,284	-5.80%	-5.80%	1.18%
	2017		0.20%	0.20%	14.19	14.19	10,060	142,704	18.69%	18.69%	1.45%
	2016		0.20%	0.20%	11.95	11.95	10,618	126,903	11.08%	11.08%	1.14%
AB VPS International Value Portfolio - Class A
	2020		0.20%	0.20%	10.51	10.51	2,555	26,858	2.26%	2.26%	1.92%
	2019		0.20%	0.20%	10.28	10.28	3,011	30,955	16.90%	16.90%	1.05%
	2018		0.20%	0.20%	8.79	8.79	3,356	29,511	-22.94%	-22.94%	1.38%
	2017		0.20%	0.20%	11.41	11.41	3,455	39,427	25.17%	25.17%	2.24%
	2016		0.20%	0.20%	9.12	9.12	4,209	38,378	-0.70%	-0.70%	1.22%
AB VPS Small/Mid Cap Value Portfolio - Class A
	2020		0.20%	0.20%	14.34	14.34	422	6,046	3.16%	3.16%	1.16%
	2019		0.00%	0.20%	13.90	31.05	5,019	146,901	19.84%	20.10%	0.52%
	2018		0.00%	0.20%	11.60	25.86	6,932	173,967	-15.20%	-15.03%	0.47%
	2017		0.00%	0.20%	13.67	30.43	6,453	191,061	12.92%	13.16%	0.42%
	2016		0.00%	0.20%	12.11	26.89	10,769	192,611	24.84%	25.09%	0.80%
American Century VP Disciplined Core Value Fund - Class I
	2020		0.20%	0.20%	17.42	17.42	693	12,064	11.59%	11.59%	1.33%
	2019		0.20%	0.20%	15.61	15.61	2,320	36,224	23.70%	23.70%	2.05%
	2018		0.20%	0.20%	12.62	12.62	2,725	34,386	-7.05%	-7.05%	1.90%
	2017		0.20%	0.20%	13.58	13.58	3,021	41,024	20.25%	20.25%	2.42%
	2016		0.20%	0.20%	11.29	11.29	2,736	30,892	13.26%	13.26%	2.07%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
American Century VP Inflation Protection Fund - Class II
	2020		0.20%	0.20%	$11.96	$11.96	3,130	$37,444	9.34%	9.34%	1.35%
	2019		0.20%	0.20%	10.94	10.94	4,202	45,973	8.69%	8.69%	1.57%
	2018		0.20%	0.20%	10.07	10.07	9	86	-3.01%	-3.01%	2.42%
	2017		0.20%	0.20%	10.38	10.38	43	447	3.47%	3.47%	1.55%
	2016		0.20%	0.20%	10.03	10.03	4,573	45,876	4.18%	4.18%	1.63%
American Century VP International Fund - Class I
	2020		0.20%	0.20%	15.76	15.76	6,741	106,255	25.63%	25.63%	0.49%
	2019		0.20%	0.20%	12.55	12.55	5,634	70,688	28.16%	28.16%	0.41%
	2018		0.20%	0.20%	9.79	9.79	2,941	28,795	-15.39%	-15.39%	2.08%
	2017		0.20%	0.20%	11.57	11.57	7,660	88,643	30.95%	30.95%	0.60%
	2016		0.20%	0.20%	8.84	8.84	2,956	26,121	-5.69%	-5.69%	1.04%
American Funds Global Growth Fund - Class 2
	2020		0.20%	0.20%	22.73	22.73	7,932	180,295	30.20%	30.20%	0.25%
	2019		0.00%	0.20%	17.46	36.93	14,200	410,097	35.01%	35.28%	1.14%
	2018		0.00%	0.20%	12.93	27.30	16,027	352,148	-9.22%	-9.04%	0.68%
	2017		0.00%	0.20%	14.25	30.01	15,685	403,932	31.21%	31.47%	0.86%
	2016		0.00%	0.20%	10.86	22.83	7,625	109,252	0.42%	0.62%	0.84%
American Funds Global Small Capitalization Fund - Class 2
	2020		0.00%	0.20%	18.94	36.75	8,343	296,345	29.46%	29.72%	0.15%
	2019		0.00%	0.20%	14.63	28.33	16,181	405,854	31.25%	31.52%	0.17%
	2018		0.00%	0.20%	11.15	21.54	12,750	254,355	-10.73%	-10.55%	0.09%
	2017		0.00%	0.20%	12.49	24.08	11,856	262,814	25.64%	25.89%	0.42%
	2016		0.00%	0.20%	9.94	19.13	10,080	176,488	1.89%	2.10%	0.25%
American Funds Growth Fund - Class 2
	2020		0.00%	0.20%	30.76	57.82	12,169	408,154	51.77%	52.08%	0.30%
	2019		0.00%	0.20%	20.26	38.02	7,886	180,872	30.51%	30.77%	0.57%
	2018		0.00%	0.20%	15.53	29.07	22,004	398,250	-0.45%	-0.25%	0.49%
	2017		0.00%	0.20%	15.60	29.15	14,726	281,956	28.03%	28.29%	0.56%
	2016		0.00%	0.20%	12.18	22.72	11,199	182,294	9.27%	9.49%	0.66%
American Funds Growth-Income Fund - Class 2
	2020	3/10/20	0.20%	0.20%	20.13	20.13	232	4,678	28.82%	28.82%	1.35%
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.14%
	2018		0.00%	0.20%	14.10	26.14	10,344	158,583	-1.98%	-1.79%	1.69%
	2017		0.00%	0.20%	14.39	26.61	2,917	57,981	22.14%	22.38%	0.32%
	2016		0.00%	0.20%	11.78	21.74	42,200	508,613	11.30%	11.52%	1.38%
American Funds High-Income Bond Fund - Class 2
	2020		0.20%	0.20%	13.23	13.23	382	5,051	7.73%	7.73%	3.83%
	2019		0.20%	0.20%	12.28	12.28	2,451	30,102	12.33%	12.33%	3.70%
	2018		0.00%	0.20%	10.93	19.45	7,218	82,891	-2.54%	-2.34%	5.80%
	2017		0.00%	0.20%	11.22	19.91	9,798	116,511	6.67%	6.89%	6.66%
	2016		0.00%	0.20%	10.51	18.63	11,250	124,166	17.46%	17.69%	6.02%
American Funds International Fund - Class 2
	2020		0.00%	0.35%	14.75	26.37	49,873	1,066,696	13.57%	13.97%	0.50%
	2019		0.00%	0.35%	12.97	23.14	76,382	1,567,704	22.45%	22.88%	1.76%
	2018		0.00%	0.35%	10.58	18.83	31,046	555,596	-13.44%	-13.13%	1.85%
	2017		0.00%	0.35%	12.20	21.68	28,998	573,073	31.68%	32.14%	1.08%
	2016		0.00%	0.35%	9.25	16.40	46,542	577,297	3.17%	3.53%	1.09%
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2
	2020		0.20%	0.20%	12.20	12.20	3,494	42,621	9.56%	9.56%	1.82%
	2019		0.20%	0.20%	11.13	11.13	275	3,057	5.05%	5.05%	2.03%
	2018		0.20%	0.20%	10.60	10.60	276	2,923	0.48%	0.48%	0.17%
	2017		0.20%	0.20%	10.55	10.55	7,674	80,942	1.39%	1.39%	0.56%
	2016		0.20%	0.35%	10.40	10.54	38,413	400,550	0.83%	0.98%	1.42%
BlackRock Equity Dividend V.I. Fund - Class I
	2020		0.35%	0.35%	19.90	19.90	3,753	74,673	3.55%	3.55%	2.21%
	2019		0.35%	0.35%	19.22	19.22	3,819	73,379	27.26%	27.26%	2.08%
	2018		0.35%	0.35%	15.10	15.10	3,884	58,639	-7.49%	-7.49%	1.98%
	2017	9/19/17	0.35%	0.35%	16.32	16.32	3,947	64,418	6.59%	6.59%	0.84%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
BlackRock Global Allocation V.I. Fund - Class I
	2020		0.00%	0.20%	$20.06	$25.03	2,150	$45,388	20.77%	21.01%	1.39%
	2019		0.00%	0.20%	16.61	20.68	1,948	33,554	17.75%	17.99%	1.13%
	2018		0.00%	0.20%	14.11	17.53	2,758	39,753	-7.52%	-7.34%	1.01%
	2017		0.00%	0.20%	15.26	18.92	2,604	39,932	13.63%	13.86%	1.30%
	2016		0.00%	0.20%	13.43	16.61	2,849	38,371	3.91%	4.12%	1.21%
BlackRock High Yield V.I. Fund - Class I
	2020		0.00%	0.00%	11.97	11.97	17,728	212,233	7.29%	7.29%	5.28%
	2019	6/20/19	0.00%	0.00%	11.16	11.16	15,873	177,112	4.89%	4.89%	2.89%
ClearBridge Variable Small Cap Growth Portfolio - Class I
	2020		0.20%	0.20%	25.70	25.70	2,698	69,336	42.97%	42.97%	0.00%
	2019	2/27/19	0.20%	0.20%	17.97	17.97	2,747	49,374	8.25%	8.25%	0.00%
Delaware VIP® Diversified Income Series - Standard Class
	2020		0.20%	0.20%	12.87	12.87	7,136	91,838	10.82%	10.82%	5.36%
	2019		0.00%	0.20%	11.61	20.81	6,949	113,207	10.21%	10.43%	4.67%
	2018		0.00%	0.20%	10.54	18.84	27,277	485,509	-2.32%	-2.12%	3.56%
	2017		0.00%	0.20%	10.79	19.25	17,859	329,319	5.01%	5.22%	2.89%
	2016		0.00%	0.20%	10.27	18.30	23,822	423,287	3.31%	3.52%	4.02%
Delaware VIP® Emerging Markets Series - Standard Class
	2020		0.00%	0.20%	15.34	31.24	20,410	407,186	24.83%	25.09%	0.84%
	2019		0.00%	0.20%	12.29	24.98	27,913	428,953	22.38%	22.63%	0.72%
	2018		0.00%	0.20%	10.04	20.37	7,366	84,414	-15.98%	-15.78%	3.18%
	2017		0.00%	0.20%	11.95	24.18	8,083	107,274	40.27%	40.55%	0.60%
	2016		0.00%	0.20%	8.52	17.21	28,015	246,840	13.71%	13.93%	0.98%
Delaware VIP® High Yield Series - Standard Class
	2020		0.20%	0.20%	12.70	12.70	1,424	18,091	7.03%	7.03%	9.73%
	2019		0.20%	0.20%	11.87	11.87	7,042	83,590	16.20%	16.20%	11.08%
	2018		0.00%	0.20%	10.22	21.50	7,292	144,483	-4.65%	-4.47%	5.50%
	2017		0.00%	0.20%	10.71	22.51	7,128	141,096	7.27%	7.49%	5.62%
	2016		0.00%	0.20%	9.99	20.94	9,692	147,798	12.94%	13.16%	6.05%
Delaware VIP® Limited-Term Diversified Income Series - Standard Class
	2020		0.20%	0.20%	11.48	11.48	19,431	223,001	4.10%	4.10%	1.83%
	2019		0.20%	0.20%	11.03	11.03	32,970	363,494	4.99%	4.99%	2.52%
	2018		0.20%	0.20%	10.50	10.50	3,348	35,153	0.06%	0.06%	2.70%
	2017		0.20%	0.20%	10.49	10.49	4,166	43,723	1.97%	1.97%	2.09%
	2016		0.20%	0.20%	10.29	10.29	4,174	42,966	1.89%	1.89%	1.52%
Delaware VIP® REIT Series - Standard Class
	2020		0.20%	0.20%	13.07	19.35	4,360	61,023	-10.59%	-10.58%	2.60%
	2019		0.20%	0.20%	14.62	14.62	7,650	115,058	26.57%	26.57%	0.86%
	2018		0.00%	0.20%	11.55	20.66	4,259	52,325	-7.41%	-7.22%	2.09%
	2017		0.00%	0.20%	12.47	22.27	4,633	64,787	1.33%	1.54%	1.52%
	2016		0.00%	0.20%	12.31	21.93	9,458	123,993	5.66%	5.87%	1.23%
Delaware VIP® Small Cap Value Series - Standard Class
	2020		0.00%	0.20%	14.43	31.03	15,979	252,442	-2.10%	-1.90%	1.41%
	2019		0.00%	0.20%	14.73	31.64	11,573	191,102	27.88%	28.14%	0.86%
	2018		0.00%	0.20%	11.52	24.69	5,015	78,237	-16.89%	-16.73%	0.82%
	2017		0.00%	0.20%	13.86	29.65	4,958	92,054	11.83%	12.05%	1.65%
	2016		0.00%	0.20%	12.40	26.46	41,533	537,952	31.14%	31.40%	0.88%
Delaware VIP® Smid Cap Core Series - Standard Class
	2019		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.56%
	2018		0.00%	0.00%	30.11	30.11	440	13,259	-12.12%	-12.12%	0.16%
	2017		0.00%	0.00%	34.26	34.26	335	11,474	18.65%	18.65%	0.29%
	2016		0.00%	0.00%	28.87	28.87	392	11,331	8.29%	8.29%	0.21%
Delaware VIP® U.S. Growth Series - Standard Class
	2020		0.20%	0.20%	24.59	24.59	5,335	131,174	43.84%	43.84%	0.00%
	2019		0.20%	0.20%	17.09	17.09	5,671	96,939	27.00%	27.00%	0.00%
	2018		0.20%	0.20%	13.46	13.46	22,292	300,027	-3.19%	-3.19%	0.00%
	2017		0.20%	0.20%	13.90	13.90	25,762	358,182	28.02%	28.02%	0.00%
	2016		0.20%	0.20%	10.86	10.86	18,543	201,381	-5.35%	-5.35%	0.62%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Delaware VIP® Value Series - Standard Class
	2020		0.20%	0.20%	$15.93	$28.02	22,315	$528,892	0.21%	0.21%	2.11%
	2019		0.20%	0.20%	15.90	15.90	23,612	569,947	19.73%	19.73%	1.29%
	2018		0.00%	0.20%	13.28	26.76	4,556	70,076	-2.92%	-2.73%	1.73%
	2017		0.00%	0.20%	13.68	27.51	5,293	78,905	13.57%	13.80%	2.25%
	2016		0.00%	0.20%	12.04	24.17	9,196	117,204	14.42%	14.65%	1.95%
DWS Equity 500 Index VIP Portfolio - Class A
	2020		0.20%	0.35%	21.46	36.40	29,381	687,819	17.68%	17.86%	1.80%
	2019		0.20%	0.35%	18.21	30.88	26,674	534,934	30.73%	30.93%	2.32%
	2018		0.20%	0.35%	13.91	23.59	49,517	735,516	-4.98%	-4.84%	1.51%
	2017		0.20%	0.35%	14.62	24.79	41,203	652,496	21.11%	21.29%	1.84%
	2016		0.20%	0.35%	12.05	20.44	45,309	622,865	11.22%	11.39%	2.44%
DWS Small Cap Index VIP Portfolio - Class A
	2020		0.20%	0.35%	17.97	30.30	8,499	178,918	19.01%	19.19%	1.15%
	2019		0.20%	0.35%	15.08	25.46	6,639	122,534	24.79%	24.95%	0.81%
	2018		0.20%	0.35%	12.07	20.41	2,696	50,839	-11.54%	-11.40%	0.94%
	2017		0.20%	0.35%	13.62	23.07	2,738	58,365	13.93%	14.10%	0.94%
	2016		0.20%	0.35%	11.94	20.25	2,878	49,288	20.60%	20.80%	1.04%
Fidelity® VIP Asset Manager Portfolio - Service Class
	2020		0.20%	0.20%	14.88	14.88	10,557	157,112	14.51%	14.51%	1.45%
	2019		0.20%	0.20%	13.00	13.00	13,491	175,334	17.92%	17.92%	2.63%
	2018		0.20%	0.20%	11.02	11.02	13,373	147,384	-5.63%	-5.63%	1.82%
	2017		0.20%	0.20%	11.68	11.68	9,196	107,400	13.71%	13.71%	0.95%
	2016		0.20%	0.20%	10.27	10.27	39,789	408,651	2.80%	2.80%	1.32%
Fidelity® VIP Contrafund® Portfolio - Service Class
	2020		0.20%	0.20%	22.24	22.24	10,690	237,768	30.17%	30.17%	0.14%
	2019		0.00%	0.20%	17.09	33.94	19,510	524,602	31.19%	31.45%	0.35%
	2018		0.00%	0.20%	13.03	25.82	14,251	263,723	-6.67%	-6.49%	0.66%
	2017		0.00%	0.20%	13.96	27.61	8,289	142,332	21.52%	21.76%	0.63%
	2016		0.00%	0.20%	11.49	22.68	54,673	648,290	7.70%	7.91%	0.68%
Fidelity® VIP Equity-Income Portfolio - Service Class
	2017		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.12%
	2016		0.35%	0.35%	19.30	19.30	2,471	47,684	17.49%	17.49%	1.82%
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.01%
	2019		0.00%	0.00%	15.72	15.72	21,208	333,489	20.01%	20.01%	2.85%
	2018		0.00%	0.00%	13.10	13.10	12,070	158,148	-5.98%	-5.98%	3.26%
	2017		0.00%	0.00%	13.94	13.94	1,779	24,786	16.47%	16.47%	1.47%
	2016		0.00%	0.00%	11.97	11.97	1,770	21,184	6.04%	6.04%	3.12%
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	20.06	20.06	13,924	279,307	16.76%	16.76%	1.34%
	2019		0.00%	0.00%	17.18	17.18	7,406	127,226	24.37%	24.37%	2.12%
	2018		0.00%	0.00%	13.81	13.81	5,543	76,566	-7.88%	-7.88%	1.33%
	2017		0.00%	0.00%	15.00	15.00	5,854	87,787	20.82%	20.82%	1.79%
	2016		0.00%	0.00%	12.41	12.41	2,843	35,283	6.52%	6.52%	1.69%
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	21.52	21.52	2,483	53,422	19.16%	19.16%	1.22%
	2019		0.00%	0.00%	18.06	18.06	808	14,589	28.39%	28.39%	1.80%
	2018		0.00%	0.00%	14.06	14.06	1,052	14,801	-9.94%	-9.94%	1.09%
	2017		0.00%	0.00%	15.62	15.62	929	14,510	23.42%	23.42%	1.25%
	2016		0.00%	0.00%	12.65	12.65	751	9,500	6.75%	6.75%	1.32%
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class
	2020		0.00%	0.00%	21.59	21.59	3,648	78,759	19.17%	19.17%	0.75%
	2019		0.00%	0.00%	18.12	18.12	894	16,201	28.39%	28.39%	0.54%
	2018		0.00%	0.00%	14.11	14.11	2,285	32,239	-10.03%	-10.03%	1.21%
	2017		0.00%	0.00%	15.68	15.68	1,379	21,631	23.46%	23.46%	1.73%
	2016		0.00%	0.00%	12.70	12.70	669	8,503	6.75%	6.75%	2.31%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class
	2020		0.00%	0.00%	$14.47	$14.47	17,991	$260,277	10.38%	10.38%	1.16%
	2019		0.00%	0.00%	13.11	13.11	34,260	449,030	11.87%	11.87%	2.68%
	2018		0.00%	0.00%	11.72	11.72	26,698	312,785	-2.12%	-2.12%	1.62%
	2017		0.00%	0.00%	11.97	11.97	31,341	375,120	8.49%	8.49%	1.48%
	2016		0.00%	0.00%	11.03	11.03	35,987	397,013	4.32%	4.32%	1.28%
Fidelity® VIP Growth Portfolio - Service Class
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.06%
	2019		0.00%	0.00%	39.69	39.69	4,088	162,221	34.18%	34.18%	0.16%
	2018		0.00%	0.00%	29.58	29.58	5,602	165,679	-0.27%	-0.27%	0.14%
	2017		0.00%	0.00%	29.66	29.66	5,859	173,758	35.00%	35.00%	0.12%
	2016		0.00%	0.00%	21.97	21.97	4,922	108,135	0.71%	0.71%	0.00%
Fidelity® VIP Investment Grade Bond Portfolio - Service Class
	2020		0.20%	0.35%	12.90	13.05	38,362	499,851	8.87%	9.04%	2.08%
	2019		0.20%	0.35%	11.85	11.85	45,411	542,904	9.20%	9.20%	3.41%
	2018		0.35%	0.35%	10.85	10.85	6,139	66,632	-0.98%	-0.98%	2.42%
	2017	9/19/17	0.35%	0.35%	10.96	10.96	6,239	68,387	0.15%	0.15%	1.96%
Fidelity® VIP Mid Cap Portfolio - Service Class
	2020		0.00%	0.20%	16.81	36.41	1,848	52,666	17.80%	18.04%	0.56%
	2019		0.00%	0.20%	14.26	30.85	1,822	41,955	23.10%	23.35%	0.58%
	2018		0.00%	0.20%	11.58	25.01	4,328	86,513	-14.81%	-14.64%	0.51%
	2017		0.00%	0.20%	13.59	29.30	7,590	150,627	20.46%	20.70%	0.60%
	2016		0.00%	0.20%	11.28	24.27	13,867	200,004	11.89%	12.11%	0.40%
Fidelity® VIP Overseas Portfolio - Service Class
	2020		0.20%	0.20%	14.74	14.74	1,111	16,385	15.26%	15.26%	0.37%
	2019		0.00%	0.20%	12.79	20.26	2,321	37,919	27.41%	27.67%	1.69%
	2018		0.00%	0.20%	10.04	15.87	2,445	31,709	-15.05%	-14.88%	1.36%
	2017		0.00%	0.20%	11.82	18.65	2,649	41,043	29.84%	30.10%	0.44%
	2016		0.00%	0.20%	9.10	14.33	17,391	242,603	-5.31%	-5.12%	1.28%
Franklin Mutual Shares VIP Fund - Class 1
	2020		0.00%	0.20%	21.10	21.17	1,955	41,272	-5.04%	-4.85%	3.29%
	2019		0.00%	0.20%	22.22	22.24	1,721	38,236	22.68%	22.92%	1.66%
	2018		0.00%	0.20%	18.10	18.11	2,516	45,569	-9.04%	-8.85%	2.75%
	2017		0.00%	0.20%	19.85	19.91	2,381	47,402	8.42%	8.64%	2.41%
	2016		0.00%	0.20%	18.27	18.36	2,627	48,244	16.12%	16.35%	2.15%
Franklin Small-Mid Cap Growth VIP Fund - Class 1
	2017		0.20%	0.20%	12.83	12.83	468	5,999	21.50%	21.50%	0.00%
	2016		0.20%	0.20%	10.56	10.56	504	5,320	4.19%	4.19%	0.00%
Franklin U.S. Government Securities VIP Fund - Class 1
	2016		0.20%	0.20%	10.25	10.25	19,114	195,963	0.70%	0.70%	2.48%
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares
	2018		0.20%	0.20%	10.95	10.95	344,813	3,775,737	-4.53%	-4.53%	1.49%
	2017		0.20%	0.20%	11.47	11.47	149,608	1,715,910	12.88%	12.88%	0.29%
	2016		0.20%	0.20%	10.16	10.16	168,045	1,707,376	4.13%	4.13%	0.32%
Janus Henderson Balanced Portfolio - Service Shares
	2020		0.35%	0.35%	25.52	25.52	28,530	728,058	13.63%	13.63%	1.51%
	2019		0.35%	0.35%	22.46	22.46	28,895	648,927	21.85%	21.85%	1.65%
	2018		0.35%	0.35%	18.43	18.43	29,294	539,925	0.08%	0.08%	1.79%
	2017		0.35%	0.35%	18.42	18.42	29,700	546,963	17.72%	17.72%	1.39%
	2016		0.35%	0.35%	15.64	15.64	30,113	471,091	3.96%	3.96%	1.79%
Janus Henderson Flexible Bond Portfolio - Service Shares
	2017		0.20%	0.20%	10.58	10.58	134	1,417	3.10%	3.10%	2.47%
	2016		0.20%	0.20%	10.27	10.27	144	1,481	1.98%	1.98%	2.20%
LVIP Baron Growth Opportunities Fund - Service Class
	2020		0.20%	0.20%	23.50	23.50	5,698	133,897	33.81%	33.81%	0.00%
	2019		0.20%	0.20%	17.56	17.56	2,980	52,331	36.11%	36.11%	0.00%
	2018		0.00%	0.20%	12.90	28.88	3,555	49,036	-4.12%	-3.93%	0.00%
	2017		0.00%	0.20%	13.46	30.06	2,519	36,389	26.98%	27.24%	0.00%
	2016		0.00%	0.20%	10.60	23.63	3,178	37,671	5.36%	5.57%	0.11%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Baron Growth Opportunities Fund - Standard Class
	2020		0.20%	0.20%	$23.88	$23.88	3,743	$89,390	34.14%	34.14%	0.00%
	2019		0.20%	0.20%	17.81	17.81	7,114	126,670	36.45%	36.45%	0.00%
	2018		0.20%	0.20%	13.05	13.05	5,209	67,978	-3.89%	-3.89%	0.00%
	2017		0.20%	0.20%	13.58	13.58	3,893	52,851	27.30%	27.30%	0.00%
	2016		0.20%	0.20%	10.67	10.67	3,942	42,040	5.62%	5.62%	0.70%
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
	2020		0.20%	0.20%	13.73	13.73	789	10,835	0.92%	0.92%	1.88%
	2019		0.20%	0.20%	13.60	13.60	982	13,352	18.35%	18.35%	0.77%
	2018		0.20%	0.20%	11.49	11.49	4,369	50,218	-8.09%	-8.09%	2.26%
	2017		0.20%	0.20%	12.51	12.51	5,276	65,975	16.19%	16.19%	0.67%
	2016		0.20%	0.20%	10.76	10.76	28,812	310,082	11.74%	11.74%	1.81%
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
	2020		0.20%	0.20%	18.52	18.52	771	14,275	23.56%	23.56%	0.10%
	2019		0.00%	0.20%	14.99	25.92	1,259	24,082	19.69%	19.93%	0.31%
	2018		0.00%	0.20%	12.53	21.61	3,362	45,885	-4.51%	-4.31%	0.65%
	2017		0.00%	0.20%	13.12	22.59	7,592	101,912	25.88%	26.13%	1.13%
	2016		0.00%	0.20%	10.42	10.42	3,127	33,121	-1.52%	-1.52%	0.54%
LVIP Delaware Bond Fund - Standard Class
	2020		0.00%	0.40%	12.89	25.00	84,680	1,492,560	9.43%	9.87%	1.72%
	2019		0.00%	0.40%	11.76	22.85	114,915	1,902,149	8.77%	9.21%	3.33%
	2018		0.00%	0.40%	10.79	21.01	104,186	1,625,327	-1.23%	-0.83%	3.31%
	2017		0.00%	0.40%	10.90	21.27	112,811	1,738,999	3.96%	4.37%	3.14%
	2016		0.00%	0.40%	10.47	20.46	86,300	1,178,347	2.31%	2.72%	2.71%
LVIP Delaware Mid Cap Value Fund - Standard Class
	2020		0.20%	0.20%	26.71	26.71	187	4,988	0.28%	0.28%	3.25%
	2019		0.20%	0.20%	26.63	26.63	113	3,002	30.14%	30.14%	0.24%
	2018		0.00%	0.00%	18.98	18.98	1,204	22,851	-14.75%	-14.75%	1.76%
	2017		0.00%	0.00%	22.27	22.27	902	20,092	17.75%	17.75%	1.45%
	2016		0.00%	0.00%	18.91	18.91	657	12,421	20.40%	20.40%	1.60%
LVIP Delaware Social Awareness Fund - Standard Class
	2020		0.20%	0.20%	20.55	20.55	672	13,807	19.45%	19.45%	0.43%
	2019		0.20%	0.20%	17.20	17.20	2,299	39,550	31.72%	31.72%	2.32%
	2018		0.00%	0.20%	13.06	25.04	1,214	22,461	-4.73%	-4.56%	1.57%
	2017		0.00%	0.20%	13.71	26.23	1,080	19,992	19.96%	20.19%	1.30%
	2016		0.00%	0.20%	11.43	21.83	1,173	18,491	6.43%	6.64%	1.46%
LVIP Delaware Wealth Builder Fund - Standard Class
	2020		0.20%	0.20%	13.38	13.38	2,611	34,942	5.40%	5.40%	1.98%
	2019		0.20%	0.20%	12.70	12.70	3,686	46,799	15.67%	15.67%	1.85%
	2018		0.20%	0.20%	10.98	10.98	8,313	91,237	-5.41%	-5.41%	3.47%
	2017		0.20%	0.20%	11.60	11.60	3,588	41,631	12.07%	12.07%	2.24%
	2016		0.20%	0.20%	10.35	10.35	5,510	57,051	5.41%	5.41%	1.47%
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
	2020		0.20%	0.20%	20.17	20.17	11,883	239,666	16.17%	16.17%	1.68%
	2019		0.20%	0.20%	17.36	17.36	9,392	163,074	29.85%	29.85%	1.64%
	2018		0.20%	0.20%	13.37	13.37	14,221	190,149	-7.48%	-7.48%	1.50%
	2017		0.20%	0.20%	14.45	14.45	15,034	217,264	20.63%	20.63%	1.39%
	2016		0.20%	0.20%	11.98	11.98	14,344	171,837	14.18%	14.18%	1.63%
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
	2016	7/12/16	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.03%
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
	2020		0.20%	0.20%	13.40	13.40	426	5,703	6.87%	6.87%	1.96%
	2019		0.20%	0.20%	12.54	12.54	1,051	13,180	14.78%	14.78%	2.88%
	2018		0.20%	0.20%	10.92	10.92	629	6,873	-4.65%	-4.65%	2.55%
	2017		0.20%	0.20%	11.46	11.46	843	9,658	10.28%	10.28%	1.99%
	2016		0.20%	0.20%	10.39	10.39	2,147	22,304	4.81%	4.81%	1.15%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
	2020		0.20%	0.20%	$13.15	$13.15	1,546	$20,335	5.64%	5.64%	2.16%
	2019		0.20%	0.20%	12.45	12.45	1,660	20,667	15.62%	15.62%	2.38%
	2018		0.20%	0.20%	10.77	10.77	1,661	17,892	-6.52%	-6.52%	3.00%
	2017		0.20%	0.20%	11.52	11.52	128	1,471	15.29%	15.29%	1.35%
	2016		0.20%	0.20%	9.99	9.99	1,984	19,825	4.54%	4.54%	1.75%
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
	2020		0.20%	0.20%	13.11	13.11	173	2,269	5.86%	5.86%	2.11%
	2019		0.20%	0.20%	12.39	12.39	177	2,196	14.77%	14.77%	2.56%
	2018		0.20%	0.20%	10.79	10.79	184	1,985	-5.63%	-5.63%	0.34%
	2017		0.20%	0.20%	11.44	11.44	13,904	159,039	14.09%	14.09%	2.32%
	2016		0.20%	0.20%	10.03	10.03	13,729	137,648	4.13%	4.13%	1.73%
LVIP Government Money Market Fund - Standard Class
	2020		0.00%	0.20%	10.26	11.86	238,897	2,767,102	0.08%	0.28%	0.30%
	2019		0.00%	0.20%	10.26	11.83	707,587	8,144,330	1.59%	1.79%	1.76%
	2018		0.00%	0.20%	10.10	11.62	590,704	6,646,202	1.19%	1.39%	1.31%
	2017		0.00%	0.20%	9.98	11.46	1,086,113	11,511,087	0.21%	0.41%	0.43%
	2016		0.00%	0.20%	9.96	11.41	588,153	6,453,445	-0.17%	0.03%	0.03%
LVIP JPMorgan High Yield Fund - Standard Class
	2020		0.20%	0.20%	17.07	17.07	27,589	470,854	5.35%	5.35%	3.46%
	2019		0.00%	0.20%	18.04	18.04	42,812	712,235	12.98%	12.98%	7.86%
	2018		0.00%	0.00%	15.97	15.97	12,926	206,413	-2.85%	-2.85%	3.28%
	2017		0.00%	0.00%	16.44	16.44	31,164	512,263	6.77%	6.77%	6.41%
	2016		0.00%	0.00%	15.40	15.40	31,626	486,900	13.26%	13.26%	8.01%
LVIP MFS Value Fund - Standard Class
	2020		0.00%	0.00%	25.33	25.33	7,578	191,966	3.66%	3.66%	0.59%
	2019		0.00%	0.00%	24.44	24.44	29,837	729,152	29.84%	29.84%	1.73%
	2018		0.00%	0.00%	18.82	18.82	30,452	573,153	-9.99%	-9.99%	1.64%
	2017		0.00%	0.00%	20.91	20.91	35,812	748,867	17.63%	17.63%	1.91%
	2016		0.00%	0.00%	17.78	17.78	32,904	584,949	14.06%	14.06%	2.00%
LVIP Mondrian International Value Fund - Standard Class
	2020		0.20%	0.20%	10.70	10.70	9,229	98,707	-5.16%	-5.16%	2.62%
	2019		0.20%	0.20%	11.28	11.28	6,500	73,306	18.01%	18.01%	8.64%
	2018		0.20%	0.20%	9.56	9.56	3,707	35,420	-11.65%	-11.65%	3.19%
	2017		0.20%	0.20%	10.82	10.82	3,716	40,200	21.10%	21.10%	0.73%
	2016		0.20%	0.20%	8.93	8.93	30,409	271,623	3.80%	3.80%	2.79%
LVIP SSGA Bond Index Fund - Standard Class
	2020		0.20%	0.20%	12.99	12.99	103,612	1,345,666	7.27%	7.27%	2.54%
	2019	2/27/19	0.20%	0.20%	12.11	12.11	27,306	330,604	6.96%	6.96%	3.20%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	2016		0.20%	0.20%	9.81	9.81	214	2,095	5.42%	5.42%	1.82%
LVIP SSGA International Index Fund - Standard Class
	2020		0.00%	0.20%	13.53	19.27	64,928	1,058,722	7.63%	7.85%	2.34%
	2019		0.00%	0.20%	12.54	12.54	76,295	1,139,004	21.58%	21.58%	3.07%
	2018		0.00%	0.00%	10.32	10.32	38,870	401,051	-13.70%	-13.70%	2.77%
	2017		0.00%	0.00%	11.96	11.96	33,886	405,135	24.69%	24.69%	2.80%
	2016	8/30/16	0.00%	0.00%	9.59	9.59	28,769	275,847	-0.12%	-0.12%	2.50%
LVIP SSGA Mid-Cap Index Fund - Standard Class
	2020		0.00%	0.20%	17.17	17.38	106,758	1,845,968	12.96%	13.19%	1.55%
	2019		0.00%	0.20%	15.36	15.36	140,480	2,144,826	25.81%	25.81%	1.51%
	2018		0.00%	0.00%	12.21	12.21	64,343	785,482	-11.37%	-11.37%	1.35%
	2017		0.00%	0.00%	13.77	13.77	65,007	895,352	15.86%	15.86%	1.45%
	2016	8/30/16	0.00%	0.00%	11.89	11.89	57,485	683,395	6.25%	6.25%	1.13%
LVIP SSGA S&P 500 Index Fund - Standard Class
	2020		0.00%	0.20%	36.47	38.06	42,850	1,587,791	17.80%	18.03%	0.88%
	2019		0.00%	0.20%	32.25	32.25	105,318	3,338,629	31.20%	31.20%	1.95%
	2018		0.00%	0.00%	24.58	24.58	58,893	1,447,566	-4.64%	-4.64%	1.75%
	2017		0.00%	0.00%	25.78	25.78	59,224	1,526,601	21.57%	21.57%	1.97%
	2016		0.00%	0.00%	21.20	21.20	54,488	1,155,287	11.76%	11.76%	3.31%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
LVIP SSGA Small-Cap Index Fund - Standard Class
	2020		0.00%	0.20%	$26.91	$30.14	12,613	$367,864	18.96%	19.20%	0.78%
	2019		0.00%	0.20%	22.57	22.57	19,966	480,039	25.03%	25.03%	1.18%
	2018		0.00%	0.00%	18.05	18.05	8,580	154,906	-11.37%	-11.37%	1.13%
	2017		0.00%	0.00%	20.37	20.37	7,447	151,685	14.21%	14.21%	1.25%
	2016		0.00%	0.00%	17.84	17.84	3,891	69,402	20.68%	20.68%	2.26%
LVIP T. Rowe Price Growth Stock Fund - Standard Class
	2020		0.00%	0.35%	45.51	48.11	73,610	3,443,820	35.99%	36.47%	0.00%
	2019		0.00%	0.35%	33.35	34.90	66,080	2,271,464	30.60%	31.06%	0.10%
	2018		0.00%	0.35%	25.45	26.72	30,918	789,715	-1.47%	-1.12%	0.19%
	2017		0.00%	0.35%	25.74	25.74	27,228	703,978	33.69%	33.69%	0.27%
	2016		0.00%	0.00%	19.25	19.25	21,226	408,601	1.39%	1.39%	0.10%
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	2020		0.20%	0.20%	25.72	42.34	4,634	135,311	31.43%	31.43%	0.00%
	2019		0.00%	0.20%	19.57	43.14	15,220	474,500	37.12%	37.40%	0.17%
	2018		0.00%	0.20%	14.27	31.39	12,296	316,221	-3.27%	-3.08%	0.38%
	2017		0.00%	0.20%	14.75	32.39	11,620	338,398	24.49%	24.74%	0.20%
	2016		0.00%	0.20%	11.85	25.97	14,144	308,794	7.34%	7.56%	0.28%
MFS® VIT Growth Series - Initial Class
	2019		0.00%	0.00%	35.97	35.97	1,108	39,864	38.15%	38.15%	0.00%
	2018		0.00%	0.00%	26.04	26.04	1,106	28,803	2.67%	2.67%	0.07%
	2017		0.00%	0.00%	25.36	25.36	2,566	65,090	31.40%	31.40%	0.05%
	2016		0.00%	0.00%	19.30	19.30	9,038	174,449	2.44%	2.44%	0.05%
MFS® VIT Total Return Series - Initial Class
	2020		0.00%	0.20%	15.57	26.31	49,963	1,022,016	9.59%	9.81%	2.34%
	2019		0.00%	0.20%	14.21	23.96	72,428	1,520,951	20.14%	20.38%	2.44%
	2018		0.00%	0.20%	11.83	19.90	58,434	975,377	-5.80%	-5.61%	2.47%
	2017		0.00%	0.20%	12.55	21.08	30,126	541,438	12.07%	12.30%	1.61%
	2016		0.00%	0.20%	11.20	18.77	80,434	1,017,397	8.88%	9.09%	2.72%
MFS® VIT Utilities Series - Initial Class
	2020		0.20%	0.20%	14.27	14.27	3,427	48,904	5.69%	5.69%	2.44%
	2019		0.20%	0.20%	13.50	13.50	4,228	57,073	24.82%	24.82%	4.27%
	2018		0.20%	0.20%	10.82	10.82	3,298	35,671	0.86%	0.86%	1.05%
	2017		0.20%	0.20%	10.72	10.72	4,964	53,239	14.60%	14.60%	4.31%
	2016		0.20%	0.20%	9.36	9.36	5,377	50,317	11.25%	11.25%	4.18%
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class
	2020		0.20%	0.35%	24.37	36.61	8,885	234,284	39.49%	39.70%	0.00%
	2019		0.20%	0.35%	17.45	26.25	7,696	147,245	32.28%	32.48%	0.00%
	2018		0.20%	0.35%	13.17	19.84	8,433	121,060	-6.73%	-6.59%	0.00%
	2017		0.20%	0.35%	14.10	21.27	10,469	158,538	24.85%	25.04%	0.00%
	2016		0.20%	0.35%	11.28	17.04	9,817	123,133	4.03%	4.19%	0.00%
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class
	2020		0.35%	0.35%	21.92	21.92	1,362	29,860	-2.96%	-2.96%	1.21%
	2019		0.35%	0.35%	22.59	22.59	1,386	31,311	16.34%	16.34%	0.72%
	2018		0.35%	0.35%	19.41	19.41	1,410	27,372	-15.57%	-15.57%	0.58%
	2017		0.20%	0.35%	13.02	22.99	1,441	33,059	16.33%	16.50%	0.58%
	2016		0.20%	0.35%	11.18	19.77	8,303	108,106	15.76%	15.94%	0.68%
PIMCO VIT Real Return Portfolio - Administrative Class
	2020		0.20%	0.20%	11.98	11.98	11,037	132,218	11.49%	11.49%	1.47%
	2019	2/27/19	0.20%	0.20%	10.75	10.75	5,303	56,983	6.27%	6.27%	1.37%
PIMCO VIT Total Return Portfolio - Administrative Class
	2017	5/26/17	0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.99%
T. Rowe Price Equity Income Portfolio
	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.72%
	2019		0.00%	0.00%	25.52	25.52	2,763	70,517	26.40%	26.40%	2.32%
	2018		0.00%	0.00%	20.19	20.19	3,147	63,549	-9.50%	-9.50%	2.05%
	2017		0.00%	0.00%	22.31	22.31	2,022	45,120	16.02%	16.02%	1.96%
	2016		0.00%	0.00%	19.23	19.23	1,065	20,478	19.17%	19.17%	2.10%

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

3. Financial Highlights (continued)

Subaccount	Year	Commencement Date(1)	Minimum Fee Rate(2)	Maximum Fee Rate(2)	Minimum Unit Value(3)	Maximum Unit Value(3)	Units Outstanding	Net Assets	Minimum Total Return(4)	Maximum Total Return(4)	Investment Income Ratio(5)
Templeton Global Bond VIP Fund - Class 1
	2020		0.20%	0.20%	$9.81	$9.81	35,485	$348,157	-5.26%	-5.26%	8.89%
	2019		0.20%	0.20%	10.36	10.36	27,644	286,297	2.05%	2.05%	7.15%
	2018		0.20%	0.20%	10.15	10.15	25,348	257,237	2.01%	2.01%	0.00%
	2017		0.20%	0.20%	9.95	9.95	3,578	35,598	1.95%	1.95%	0.00%
	2016		0.20%	0.20%	9.76	9.76	9,245	90,211	3.00%	3.00%	0.00%
Templeton Growth VIP Fund - Class 1
	2020		0.20%	0.20%	11.68	11.68	652	7,616	5.78%	5.78%	3.49%
	2019		0.20%	0.20%	11.04	11.04	396	4,377	15.22%	15.22%	2.40%
	2018		0.20%	0.20%	9.58	9.58	1,564	14,983	-14.78%	-14.78%	2.22%
	2017		0.20%	0.20%	11.24	11.24	1,555	17,483	18.53%	18.53%	0.90%
	2016		0.20%	0.35%	9.49	16.43	30,179	301,625	9.52%	9.68%	2.11%

(1)  Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed.

(2)  These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts which contain investments as of the respective year end. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3)  As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4)  These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5)  These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. Purchases and Sales of Investments

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2020:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Global Thematic Growth Portfolio - Class A	$108,512	$9,549
AB VPS Growth and Income Portfolio - Class A	130,030	104,432
AB VPS International Value Portfolio - Class A	3,486	5,855
AB VPS Small/Mid Cap Value Portfolio - Class A	7,781	143,655
American Century VP Disciplined Core Value Fund - Class I	1,028	21,609
American Century VP Inflation Protection Fund - Class II	5,206	17,117
American Century VP International Fund - Class I	15,284	4,009
American Funds Global Growth Fund - Class 2	60,373	394,069
American Funds Global Small Capitalization Fund - Class 2	57,058	213,986
American Funds Growth Fund - Class 2	257,187	141,614
American Funds Growth-Income Fund - Class 2	4,339	580

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds High-Income Bond Fund - Class 2	$1,008	$22,630
American Funds International Fund - Class 2	99,032	801,459
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	405,785	364,813
BlackRock Equity Dividend V.I. Fund - Class I	3,919	1,364
BlackRock Global Allocation V.I. Fund - Class I	8,343	1,861
BlackRock High Yield V.I. Fund - Class I	31,208	936
ClearBridge Variable Small Cap Growth Portfolio - Class I	9,449	6,927
Delaware VIP® Diversified Income Series - Standard Class	558,291	593,501
Delaware VIP® Emerging Markets Series - Standard Class	145,605	219,529
Delaware VIP® High Yield Series - Standard Class	5,956	68,261
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	41,635	189,259
Delaware VIP® REIT Series - Standard Class	25,340	65,570
Delaware VIP® Small Cap Value Series - Standard Class	67,467	16,198
Delaware VIP® U.S. Growth Series - Standard Class	93,166	75,856
Delaware VIP® Value Series - Standard Class	80,429	94,373
DWS Equity 500 Index VIP Portfolio - Class A	171,121	91,717
DWS Small Cap Index VIP Portfolio - Class A	37,725	6,358
Fidelity® VIP Asset Manager Portfolio - Service Class	14,385	50,356
Fidelity® VIP Contrafund® Portfolio - Service Class	164,803	632,870
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	9,112	330,601
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	122,446	2,586
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	30,148	1,746
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	80,940	21,063
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	16,830	224,795
Fidelity® VIP Growth Portfolio - Service Class	17,113	228,697
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	40,406	118,219
Fidelity® VIP Mid Cap Portfolio - Service Class	5,950	3,810
Fidelity® VIP Overseas Portfolio - Service Class	492	26,513
Franklin Mutual Shares VIP Fund - Class 1	8,294	1,747
Janus Henderson Balanced Portfolio - Service Shares	19,768	10,537
LVIP Baron Growth Opportunities Fund - Service Class	46,364	10,137
LVIP Baron Growth Opportunities Fund - Standard Class	8,674	73,977
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	533	2,639
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	67,706	87,964
LVIP Delaware Bond Fund - Standard Class	650,914	1,177,181
LVIP Delaware Mid Cap Value Fund - Standard Class	2,178	810
LVIP Delaware Social Awareness Fund - Standard Class	3,684	33,572
LVIP Delaware Wealth Builder Fund - Standard Class	2,255	14,906
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	49,825	8,687
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	922	8,582
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	983	1,864
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	73	56
LVIP Government Money Market Fund - Standard Class	1,991,624	7,368,852
LVIP JPMorgan High Yield Fund - Standard Class	58,542	316,394
LVIP MFS Value Fund - Standard Class	71,444	586,634
LVIP Mondrian International Value Fund - Standard Class	29,770	6,152
LVIP SSGA Bond Index Fund - Standard Class	1,187,623	204,355
LVIP SSGA International Index Fund - Standard Class	252,632	362,597
LVIP SSGA Mid-Cap Index Fund - Standard Class	273,176	679,944
LVIP SSGA S&P 500 Index Fund - Standard Class	460,635	2,599,488
LVIP SSGA Small-Cap Index Fund - Standard Class	198,079	366,520
LVIP T. Rowe Price Growth Stock Fund - Standard Class	675,297	304,074
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	46,292	478,698
MFS® VIT Growth Series - Initial Class	2,865	51,334
MFS® VIT Total Return Series - Initial Class	234,816	790,452
MFS® VIT Utilities Series - Initial Class	3,671	12,756
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	192,830	139,360
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	304	519
PIMCO VIT Real Return Portfolio - Administrative Class	81,644	15,806
T. Rowe Price Equity Income Portfolio	1,035	70,702
Templeton Global Bond VIP Fund - Class 1	136,896	28,410
Templeton Growth VIP Fund - Class 1	2,762	183

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments

The following is a summary of investments owned at December 31, 2020:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Global Thematic Growth Portfolio - Class A	5,483	$42.40	$232,461	$183,221
AB VPS Growth and Income Portfolio - Class A	12,576	28.97	364,341	363,025
AB VPS International Value Portfolio - Class A	1,859	14.45	26,858	26,451
AB VPS Small/Mid Cap Value Portfolio - Class A	348	17.39	6,046	6,257
American Century VP Disciplined Core Value Fund - Class I	1,174	10.28	12,064	10,483
American Century VP Inflation Protection Fund - Class II	3,376	11.09	37,444	34,466
American Century VP International Fund - Class I	7,536	14.10	106,255	76,567
American Funds Global Growth Fund - Class 2	4,428	40.72	180,295	139,319
American Funds Global Small Capitalization Fund - Class 2	9,390	31.56	296,345	217,062
American Funds Growth Fund - Class 2	3,425	119.17	408,154	298,306
American Funds Growth-Income Fund - Class 2	86	54.66	4,678	3,792
American Funds High-Income Bond Fund - Class 2	526	9.61	5,051	5,020
American Funds International Fund - Class 2	45,314	23.54	1,066,696	876,946
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	3,307	12.89	42,621	42,977
BlackRock Equity Dividend V.I. Fund - Class I	6,393	11.68	74,673	75,792
BlackRock Global Allocation V.I. Fund - Class I	2,329	19.49	45,388	40,084
BlackRock High Yield V.I. Fund - Class I	28,073	7.56	212,233	204,023
ClearBridge Variable Small Cap Growth Portfolio - Class I	1,894	36.60	69,336	53,716
Delaware VIP® Diversified Income Series - Standard Class	7,944	11.56	91,838	83,314
Delaware VIP® Emerging Markets Series - Standard Class	13,840	29.42	407,186	312,146
Delaware VIP® High Yield Series - Standard Class	3,547	5.10	18,091	17,441
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	22,167	10.06	223,001	217,474
Delaware VIP® REIT Series - Standard Class	5,047	12.09	61,023	67,453
Delaware VIP® Small Cap Value Series - Standard Class	7,390	34.16	252,442	228,083
Delaware VIP® U.S. Growth Series - Standard Class	9,526	13.77	131,174	114,506
Delaware VIP® Value Series - Standard Class	18,358	28.81	528,892	522,094
DWS Equity 500 Index VIP Portfolio - Class A	27,546	24.97	687,819	552,029
DWS Small Cap Index VIP Portfolio - Class A	10,289	17.39	178,918	145,709
Fidelity® VIP Asset Manager Portfolio - Service Class	9,319	16.86	157,112	137,878
Fidelity® VIP Contrafund® Portfolio - Service Class	4,965	47.89	237,768	172,882
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	16,635	16.79	279,307	235,860
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	2,062	25.91	53,422	41,336
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	3,367	23.39	78,759	74,969
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	20,446	12.73	260,277	234,691
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	35,909	13.92	499,851	459,794
Fidelity® VIP Mid Cap Portfolio - Service Class	1,376	38.28	52,666	45,324
Fidelity® VIP Overseas Portfolio - Service Class	621	26.40	16,385	13,479
Franklin Mutual Shares VIP Fund - Class 1	2,438	16.93	41,272	48,014
Janus Henderson Balanced Portfolio - Service Shares	15,793	46.10	728,058	477,562
LVIP Baron Growth Opportunities Fund - Service Class	1,697	78.92	133,897	82,682
LVIP Baron Growth Opportunities Fund - Standard Class	1,092	81.83	89,390	55,083
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	524	20.69	10,835	9,704
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	314	45.41	14,275	12,123
LVIP Delaware Bond Fund - Standard Class	103,621	14.40	1,492,560	1,454,554
LVIP Delaware Mid Cap Value Fund - Standard Class	141	35.34	4,988	4,446
LVIP Delaware Social Awareness Fund - Standard Class	303	45.60	13,807	11,688
LVIP Delaware Wealth Builder Fund - Standard Class	2,889	12.10	34,942	39,799
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,274	38.20	239,666	193,254
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	393	14.51	5,703	5,437
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	1,359	14.96	20,335	20,063
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	149	15.26	2,269	2,215
LVIP Government Money Market Fund - Standard Class	276,710	10.00	2,767,102	2,767,102
LVIP JPMorgan High Yield Fund - Standard Class	44,320	10.62	470,854	468,707
LVIP MFS Value Fund - Standard Class	4,049	47.41	191,966	155,360
LVIP Mondrian International Value Fund - Standard Class	6,434	15.34	98,707	94,201
LVIP SSGA Bond Index Fund - Standard Class	111,609	12.06	1,345,666	1,312,023
LVIP SSGA International Index Fund - Standard Class	102,055	10.37	1,058,722	929,424

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Mid-Cap Index Fund - Standard Class	144,634	$12.76	$1,845,968	$1,691,264
LVIP SSGA S&P 500 Index Fund - Standard Class	65,919	24.09	1,587,791	1,255,446
LVIP SSGA Small-Cap Index Fund - Standard Class	10,244	35.91	367,864	306,248
LVIP T. Rowe Price Growth Stock Fund - Standard Class	53,307	64.60	3,443,820	2,393,093
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	3,692	36.65	135,311	101,476
MFS® VIT Total Return Series - Initial Class	39,278	26.02	1,022,016	925,293
MFS® VIT Utilities Series - Initial Class	1,384	35.33	48,904	39,702
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	5,887	39.80	234,284	193,628
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,939	15.40	29,860	30,218
PIMCO VIT Real Return Portfolio - Administrative Class	9,498	13.92	132,218	122,155
Templeton Global Bond VIP Fund - Class 1	24,027	14.49	348,157	403,840
Templeton Growth VIP Fund - Class 1	667	11.42	7,616	7,961

6. Changes in Units Outstanding

The change in units outstanding for the year ended December 31, 2020, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	4,752	(474)	4,278
AB VPS Growth and Income Portfolio - Class A	7,717	(7,360)	357
AB VPS International Value Portfolio - Class A	355	(811)	(456)
AB VPS Small/Mid Cap Value Portfolio - Class A	54	(4,651)	(4,597)
American Century VP Disciplined Core Value Fund - Class I	23	(1,650)	(1,627)
American Century VP Inflation Protection Fund - Class II	455	(1,527)	(1,072)
American Century VP International Fund - Class I	1,438	(331)	1,107
American Funds Global Growth Fund - Class 2	2,262	(8,530)	(6,268)
American Funds Global Small Capitalization Fund - Class 2	2,369	(10,207)	(7,838)
American Funds Growth Fund - Class 2	10,635	(6,352)	4,283
American Funds Growth-Income Fund - Class 2	267	(35)	232
American Funds High-Income Bond Fund - Class 2	55	(2,124)	(2,069)
American Funds International Fund - Class 2	6,446	(32,955)	(26,509)
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	33,341	(30,122)	3,219
BlackRock Equity Dividend V.I. Fund - Class I	—	(66)	(66)
BlackRock Global Allocation V.I. Fund - Class I	303	(101)	202
BlackRock High Yield V.I. Fund - Class I	2,162	(307)	1,855
ClearBridge Variable Small Cap Growth Portfolio - Class I	306	(355)	(49)
Delaware VIP® Diversified Income Series - Standard Class	27,719	(27,532)	187
Delaware VIP® Emerging Markets Series - Standard Class	8,944	(16,447)	(7,503)
Delaware VIP® High Yield Series - Standard Class	198	(5,816)	(5,618)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	3,441	(16,980)	(13,539)
Delaware VIP® REIT Series - Standard Class	1,685	(4,975)	(3,290)
Delaware VIP® Small Cap Value Series - Standard Class	5,653	(1,247)	4,406
Delaware VIP® U.S. Growth Series - Standard Class	4,113	(4,449)	(336)
Delaware VIP® Value Series - Standard Class	3,790	(5,087)	(1,297)
DWS Equity 500 Index VIP Portfolio - Class A	7,573	(4,866)	2,707
DWS Small Cap Index VIP Portfolio - Class A	2,304	(444)	1,860
Fidelity® VIP Asset Manager Portfolio - Service Class	896	(3,830)	(2,934)
Fidelity® VIP Contrafund® Portfolio - Service Class	9,923	(18,743)	(8,820)
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	70	(21,278)	(21,208)
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	6,668	(150)	6,518
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	1,770	(95)	1,675
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	3,906	(1,152)	2,754
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	708	(16,977)	(16,269)
Fidelity® VIP Growth Portfolio - Service Class	—	(4,088)	(4,088)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	2,338	(9,387)	(7,049)
Fidelity® VIP Mid Cap Portfolio - Service Class	254	(228)	26
Fidelity® VIP Overseas Portfolio - Service Class	17	(1,227)	(1,210)
Franklin Mutual Shares VIP Fund - Class 1	325	(91)	234
Janus Henderson Balanced Portfolio - Service Shares	—	(365)	(365)
LVIP Baron Growth Opportunities Fund - Service Class	3,238	(520)	2,718

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Baron Growth Opportunities Fund - Standard Class	389	(3,760)	(3,371)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	24	(217)	(193)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	4,338	(4,826)	(488)
LVIP Delaware Bond Fund - Standard Class	29,148	(59,383)	(30,235)
LVIP Delaware Mid Cap Value Fund - Standard Class	109	(35)	74
LVIP Delaware Social Awareness Fund - Standard Class	50	(1,677)	(1,627)
LVIP Delaware Wealth Builder Fund - Standard Class	96	(1,171)	(1,075)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	3,016	(525)	2,491
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	56	(681)	(625)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	33	(147)	(114)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	—	(4)	(4)
LVIP Government Money Market Fund - Standard Class	177,226	(645,916)	(468,690)
LVIP JPMorgan High Yield Fund - Standard Class	2,658	(17,881)	(15,223)
LVIP MFS Value Fund - Standard Class	3,499	(25,758)	(22,259)
LVIP Mondrian International Value Fund - Standard Class	3,417	(688)	2,729
LVIP SSGA Bond Index Fund - Standard Class	92,351	(16,045)	76,306
LVIP SSGA International Index Fund - Standard Class	15,267	(26,634)	(11,367)
LVIP SSGA Mid-Cap Index Fund - Standard Class	14,616	(48,338)	(33,722)
LVIP SSGA S&P 500 Index Fund - Standard Class	14,151	(76,619)	(62,468)
LVIP SSGA Small-Cap Index Fund - Standard Class	7,917	(15,270)	(7,353)
LVIP T. Rowe Price Growth Stock Fund - Standard Class	15,519	(7,989)	7,530
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	955	(11,541)	(10,586)
MFS® VIT Growth Series - Initial Class	—	(1,108)	(1,108)
MFS® VIT Total Return Series - Initial Class	10,540	(33,005)	(22,465)
MFS® VIT Utilities Series - Initial Class	106	(907)	(801)
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	9,010	(7,821)	1,189
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(24)	(24)
PIMCO VIT Real Return Portfolio - Administrative Class	7,144	(1,410)	5,734
T. Rowe Price Equity Income Portfolio	—	(2,763)	(2,763)
Templeton Global Bond VIP Fund - Class 1	10,582	(2,741)	7,841
Templeton Growth VIP Fund - Class 1	272	(16)	256

The change in units outstanding for the year ended December 31, 2019, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Global Thematic Growth Portfolio - Class A	234	(1,823)	(1,589)
AB VPS Growth and Income Portfolio - Class A	11,534	(8,590)	2,944
AB VPS International Value Portfolio - Class A	1,135	(1,480)	(345)
AB VPS Small/Mid Cap Value Portfolio - Class A	181	(2,094)	(1,913)
American Century VP Disciplined Core Value Fund - Class I	96	(501)	(405)
American Century VP Inflation Protection Fund - Class II	4,268	(75)	4,193
American Century VP International Fund - Class I	4,452	(1,759)	2,693
American Funds Global Growth Fund - Class 2	234	(2,061)	(1,827)
American Funds Global Small Capitalization Fund - Class 2	4,517	(1,086)	3,431
American Funds Growth Fund - Class 2	5,514	(19,632)	(14,118)
American Funds Growth-Income Fund - Class 2	20	(10,364)	(10,344)
American Funds High-Income Bond Fund - Class 2	388	(5,155)	(4,767)
American Funds International Fund - Class 2	48,518	(3,182)	45,336
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	9	(10)	(1)
BlackRock Equity Dividend V.I. Fund - Class I	—	(65)	(65)
BlackRock Global Allocation V.I. Fund - Class I	264	(1,074)	(810)
BlackRock High Yield V.I. Fund - Class I	18,788	(2,915)	15,873
ClearBridge Variable Small Cap Growth Portfolio - Class I	3,000	(253)	2,747
Delaware VIP® Diversified Income Series - Standard Class	12,786	(33,114)	(20,328)
Delaware VIP® Emerging Markets Series - Standard Class	26,338	(5,791)	20,547
Delaware VIP® High Yield Series - Standard Class	6,414	(6,664)	(250)
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	30,696	(1,074)	29,622
Delaware VIP® REIT Series - Standard Class	7,596	(4,205)	3,391
Delaware VIP® Small Cap Value Series - Standard Class	7,911	(1,353)	6,558
Delaware VIP® Smid Cap Core Series - Standard Class	—	(440)	(440)
Delaware VIP® U.S. Growth Series - Standard Class	2,482	(19,103)	(16,621)

LLANY Separate Account S For Flexible Premium Variable Life Insurance

Notes to financial statements (continued)

6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Delaware VIP® Value Series - Standard Class	20,862	(1,806)	19,056
DWS Equity 500 Index VIP Portfolio - Class A	18,085	(40,928)	(22,843)
DWS Small Cap Index VIP Portfolio - Class A	4,311	(368)	3,943
Fidelity® VIP Asset Manager Portfolio - Service Class	8,333	(8,215)	118
Fidelity® VIP Contrafund® Portfolio - Service Class	9,029	(3,770)	5,259
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	9,928	(790)	9,138
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	2,174	(311)	1,863
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	298	(542)	(244)
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	2,276	(3,667)	(1,391)
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	13,483	(5,921)	7,562
Fidelity® VIP Growth Portfolio - Service Class	—	(1,514)	(1,514)
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	40,313	(1,041)	39,272
Fidelity® VIP Mid Cap Portfolio - Service Class	243	(2,749)	(2,506)
Fidelity® VIP Overseas Portfolio - Service Class	25	(149)	(124)
Franklin Mutual Shares VIP Fund - Class 1	233	(1,028)	(795)
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	153	(344,966)	(344,813)
Janus Henderson Balanced Portfolio - Service Shares	—	(399)	(399)
LVIP Baron Growth Opportunities Fund - Service Class	5,291	(5,866)	(575)
LVIP Baron Growth Opportunities Fund - Standard Class	2,140	(235)	1,905
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	139	(3,526)	(3,387)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	1,697	(3,800)	(2,103)
LVIP Delaware Bond Fund - Standard Class	19,294	(8,565)	10,729
LVIP Delaware Mid Cap Value Fund - Standard Class	121	(1,212)	(1,091)
LVIP Delaware Social Awareness Fund - Standard Class	1,683	(598)	1,085
LVIP Delaware Wealth Builder Fund - Standard Class	186	(4,813)	(4,627)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	529	(5,358)	(4,829)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	447	(25)	422
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	43	(44)	(1)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	181	(188)	(7)
LVIP Government Money Market Fund - Standard Class	274,530	(157,647)	116,883
LVIP JPMorgan High Yield Fund - Standard Class	33,201	(3,315)	29,886
LVIP MFS Value Fund - Standard Class	4,828	(5,443)	(615)
LVIP Mondrian International Value Fund - Standard Class	5,435	(2,642)	2,793
LVIP SSGA Bond Index Fund - Standard Class	30,335	(3,029)	27,306
LVIP SSGA International Index Fund - Standard Class	51,459	(14,034)	37,425
LVIP SSGA Mid-Cap Index Fund - Standard Class	94,551	(18,414)	76,137
LVIP SSGA S&P 500 Index Fund - Standard Class	60,773	(14,348)	46,425
LVIP SSGA Small-Cap Index Fund - Standard Class	15,991	(4,605)	11,386
LVIP T. Rowe Price Growth Stock Fund - Standard Class	39,216	(4,054)	35,162
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	5,971	(3,047)	2,924
MFS® VIT Growth Series - Initial Class	26	(24)	2
MFS® VIT Total Return Series - Initial Class	25,757	(11,763)	13,994
MFS® VIT Utilities Series - Initial Class	1,028	(98)	930
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	285	(1,022)	(737)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	—	(24)	(24)
PIMCO VIT Real Return Portfolio - Administrative Class	5,460	(157)	5,303
T. Rowe Price Equity Income Portfolio	—	(384)	(384)
Templeton Global Bond VIP Fund - Class 1	14,433	(12,137)	2,296
Templeton Growth VIP Fund - Class 1	58	(1,226)	(1,168)

7. Subsequent Events

Management evaluated subsequent events through the date these financial statements were issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Lincoln Life & Annuity Company of New York
and

Contract Owners of LLANY Separate Account S for Flexible Premium Variable Life Insurance

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise LLANY Separate Account S for Flexible Premium Variable Life Insurance ("Variable Account"), as of December 31, 2020, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2020, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on each of the subaccounts' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Ernst & Young

We have served as the Variable Account's Auditor since 2001.
Philadelphia, Pennsylvania
April 8, 2021

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Global Thematic Growth Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Growth and Income Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS International Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
AB VPS Small/Mid Cap Value Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Disciplined Core Value Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP Inflation Protection Fund - Class II	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Century VP International Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds Growth-Income Fund - Class 2	As of December 31, 2020	For the period from March 10, 2020 through December 31, 2020	For the period from March 10, 2020 through December 31, 2020
American Funds High-Income Bond Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds International Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
American Funds U.S. Government/AAA-Rated Securities Fund - Class 2	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Equity Dividend V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock Global Allocation V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
BlackRock High Yield V.I. Fund - Class I	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from June 20, 2019 (commencement of operations) through December 31, 2019
ClearBridge Variable Small Cap Growth Portfolio - Class I	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from February 27, 2019 (commencement of operations) through December 31, 2019
Delaware VIP® Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Emerging Markets Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® High Yield Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Limited-Term Diversified Income Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Delaware VIP® REIT Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Small Cap Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Smid Cap Core Series - Standard Class	Available fund with no money invested at December 31, 2020	Available fund with no activity in the Statements of Operations at December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® U.S. Growth Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Delaware VIP® Value Series - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Asset Manager Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2020 Portfolio(SM) - Service Class	Available fund with no money invested at December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2030 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2040 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom 2050 Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Freedom Income Portfolio(SM) - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Growth Portfolio - Service Class	Available fund with no money invested at December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Investment Grade Bond Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Mid Cap Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Fidelity® VIP Overseas Portfolio - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Goldman Sachs VIT Global Trends Allocation Fund - Service Shares	Available fund with no money invested at December 31, 2020	Available fund with no activity in the Statements of Operations at December 31, 2020	For each of the two years in the period ended December 31, 2020
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Bond Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Mid Cap Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Social Awareness Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Delaware Wealth Builder Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Government Money Market Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP MFS Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from February 27, 2019 (commencement of operations) through December 31, 2019
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Growth Stock Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT Growth Series - Initial Class	Available fund with no money invested at December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Total Return Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
MFS® VIT Utilities Series - Initial Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
PIMCO VIT Real Return Portfolio - Administrative Class	As of December 31, 2020	For the year ended December 31, 2020	For the year ended December 31, 2020 and the period from February 27, 2019 (commencement of operations) through December 31, 2019
T. Rowe Price Equity Income Portfolio	Available fund with no money invested at December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020
Templeton Growth VIP Fund - Class 1	As of December 31, 2020	For the year ended December 31, 2020	For each of the two years in the period ended December 31, 2020